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SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
YOUNG BROADCASTING INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Copies of all communications to: Robert L. Winikoff, Esq. Sonnenschein Nath & Rosenthal LLP 1221 Avenue of the Americas New York, New York 10020 (212) 768-6700

YOUNG BROADCASTING INC.

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 4, 2004

To the Stockholders of Young Broadcasting Inc.:

        The 2004 Annual Meeting of Stockholders of Young Broadcasting Inc. (the "Company") will be held at the offices of KWQC-TV, 805 Brady Street, Davenport, Iowa at 8:30 a.m., local time, on Tuesday, May 4, 2004, for the following purposes:

  1.
  To elect nine directors of the Company to serve for a term of one year.

  2.
  To approve the Young Broadcasting Inc. 2004 Equity Incentive Plan.

  3.
  To approve the Young Broadcasting Inc. 2003 Non-Employee Directors' Deferred
  Stock Unit Plan.

  4.
  To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.

  5.
  To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only holders of record of shares of the Company's Class A Common Stock and Class B Common Stock at the close of business on March 30, 2004 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

By Order of the Board of Directors,
JAMES A. MORGAN Secretary

New York, New York
April 2, 2004

        Whether or not you plan to attend the meeting, please sign and date the enclosed proxy, which is solicited by the Company's board of directors, and promptly return it in the pre-addressed envelope provided for that purpose. No postage is required if mailed within the United States. Any stockholder may revoke his or her proxy at any time before the meeting by giving written notice to such effect, by submitting a subsequently dated proxy, or by attending the meeting and voting in person.

YOUNG BROADCASTING INC.

PROXY STATEMENT FOR 2004 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On
May 4, 2004

INTRODUCTION

        This proxy statement and the accompanying proxy card are being furnished to the holders of Class A and Class B Common Stock of Young Broadcasting Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use in voting at the 2004 Annual Meeting of Stockholders to be held at the offices of KWQC-TV, 805 Brady Street, Davenport, Iowa at 8:30 a.m., local time, on Tuesday, May 4, 2004, and any adjournment or postponement thereof. The shares represented by proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. If no direction is indicated, the proxy will be voted in favor of the proposals set forth in the notice attached to this proxy statement. Any stockholder may revoke his or her proxy at any time prior to the voting thereof by giving notice in writing to the Secretary of the Company, by granting a proxy bearing a later date or by voting in person at the meeting. If you hold your shares in street name and want to vote in person at the meeting, you must obtain a proxy from your broker and bring it to the meeting.

        Holders of record of shares of the Company's Class A Common Stock and Class B Common Stock at the close of business on March 30, 2004 are entitled to vote at the meeting. As of such record date, there were 17,740,668 shares of Class A Common Stock and 2,107,633 shares of Class B Common Stock outstanding.

        The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the meeting. Holders of shares of Class A Common Stock and Class B Common Stock will vote as a single class on all matters submitted to a vote of the stockholders. Each share of Class A Common Stock will be entitled to one vote and each share of Class B Common Stock will be entitled to ten votes.

        Directors will be elected by a plurality of the votes cast at the meeting. The approval of each other matter will require the affirmative vote of the holders of a majority of the votes cast thereon. On all matters to come before the meeting, abstentions and broker non-votes will be considered for purposes of determining whether a quorum is present at the meeting. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the meeting, and will have the same effect as a vote against each of the proposals. "Broker non-votes" are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares in those instances where discretionary voting by brokers is permitted. A broker non-vote will have no effect on the outcome of any of the proposals.

        Adam Young, Vincent Young and James Morgan, each a director and executive officer of the Company, and Deborah McDermott, a director nominee and an executive officer of the Company, collectively hold approximately 51% of the votes that may be cast at the meeting. See "Security Ownership of Certain Beneficial Owners and Management." Accordingly, the affirmative vote of Adam Young, Vincent Young, James Morgan and Deborah McDermott alone is sufficient to adopt each of the proposals to be submitted to the stockholders at the meeting. Such persons have advised the Company that they will vote all of their shares in favor of the proposals set forth in the notice attached to this proxy statement.

        The cost of soliciting these proxies will be borne by the Company. Proxies may be solicited by directors, officers or employees of the Company in person or by telephone.

        The principal executive offices of the Company are at 599 Lexington Avenue, New York, New York 10022. This proxy statement and the form of proxy are being mailed to stockholders on or about April 2, 2004.

PROPOSAL ONE—ELECTION OF DIRECTORS

        Nine directors will be elected at the 2004 annual meeting. Each director will serve until the next annual meeting of stockholders and until their successors have been elected and shall qualify. At the meeting, the persons named in the enclosed form of proxy will vote the shares covered thereby for the election of the nominees named below to the Board of Directors unless instructed to the contrary. Each nominee other than Deborah A. McDermott, the Executive Vice President-Operations of the Company, is currently a director of the Company. Ronald J. Kwasnick, who is currently a director, is not standing for re-election at the 2004 annual meeting.

Name of Nominee	Age	Director Since	Principal occupation and business experience during the past five years
Bernard F. Curry	85	1994
			Member of the Audit and Compensation Committees of the Board of Directors. Mr. Curry has been a private investor since October 2001. He served from 1982 as a director and from December 1992 as the Chairman of the Audit Committee of Morgan Trust Company of Florida, N.A. until it was merged into J.P. Morgan Florida FSB (now J.P. Morgan, FSB) in January 1994. He then served the surviving bank, which is an indirect wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, in the same capacities from August 1991 until October 2001.
Alfred J. Hickey, Jr.	67	1994
			Member of the Compensation Committee of the Board of Directors. Mr. Hickey has been a private investor since October 1994. He was Vice-President—Institutional Sales of Legg Mason, a brokerage firm, from May 1990 to May 1991. Mr. Hickey was a private investor from May 1991 to June 1993, when he became the Vice President—International Sales of Southeast Research Partners, a brokerage firm, in which capacity he served until October 1994.
David C. Lee	38	1998
			Chairman of the Compensation Committee and member of the Audit Committee of the Board of Directors. Mr. Lee has been the Senior Managing Director of LLJ Capital, LLC, a specialty finance and advisory firm specializing in media, communications and technology, since January 2004. From December 2002 until December 2003, Mr. Lee was a private investor and consultant to the communications and technology industries. Prior thereto, Mr. Lee was the Founding Managing Partner of Saturn Venture Partners LLC, a private investment firm focused on communications technology, from April 2001 to December 2002. Prior thereto, he was a managing director of Sandler Capital Management, a private investment and money management firm specializing in media, communications and technology, from January 1999 to April 2001. Prior thereto, he was a Managing Director of Lazard Freres & Co. LLC, an investment banking firm where he served in various capacities from March 1988 to October 1994 and from April 1996 to December 1998.

Leif Lomo	74	1994
			Chairman of the Audit Committee of the Board of Directors. Mr. Lomo has been a private investor since June 1996. From 1987 to 1994, Mr. Lomo served as Chairman of A.B. Chance Industries, Inc., a manufacturer of electricity-related equipment. Prior to its acquisition by Hubbell Incorporated in April 1994, Mr. Lomo also acted as President and Chief Executive Officer of A.B. Chance. From January 1995 to June 1996, Mr. Lomo served as the President of Marley Pump, a division of United Dominion Company, which is principally engaged in the manufacture and marketing of submersible pumps for small water well applications and the distribution of gasoline.
Richard C. Lowe	52	2001	Mr. Lowe has been a partner of the law firm of King & Ballow, which serves as the Company's outside labor counsel, since 1982.
Deborah A. McDermott	49	—
			Executive Vice President-Operations of the Company since May 1996. Ms. McDermott will become President of the Company on April 1, 2004. From 1990 to April 1996, Ms. McDermott was General Manager of WKRN, the Company's ABC network affiliate serving the Nashville, Tennessee market.
James A. Morgan	55	1998
			Executive Vice President and Chief Financial Officer of the Company since March 1993, Secretary of the Company since November 1994 and Executive Vice President and Secretary of each of the Company's corporate subsidiaries. From 1984 until joining the Company, he was a director and Senior Investment Officer at J.P. Morgan Capital Corporation involved in investing the firm's own capital in various leveraged and early growth stage companies.
Adam Young	90	1986	Treasurer of the Company since its inception in 1986, and director and Treasurer of each of the Company's corporate subsidiaries, including Adam Young Inc., which he founded in 1944.
Vincent J. Young	56	1986
			Chairman of the Company since its inception in 1986 and director and Chairman of each of the Company's corporate subsidiaries. Mr. Young has served from 1980 and continues to serve as Chairman of Adam Young Inc., a national television representation firm, which merged with and into one of the Company's subsidiaries in March 1998. Vincent Young is the son of Adam Young.

        The Board of Directors recommends a vote FOR the election of the nominees to serve as directors.

Committees of the Board of Directors

        The Board of Directors currently has an Audit Committee and a Compensation Committee. During 2003, the Board of Directors had a Stock Option Committee which consisted of Alfred J. Hickey, Bernard F. Curry and David C. Lee. In March 2004, the Board of Directors disbanded the Stock Option Committee and delegated the functions formerly performed by the Stock Option Committee to the Compensation Committee.

        The Company is a "Controlled Company" (as defined in Rule 4350(c)(5) of The Nasdaq Stock Market) because Adam Young, Vincent Young, James A. Morgan and Deborah A. McDermott, acting as a group, hold 51% of the Company's voting power. As a "Controlled Company," the Company is exempt from having an independent board of directors, an independent compensation committee and an independent nominating committee. Although the Company has an independent board of directors and an independent compensation committee, the Board has determined not to establish a nominating committee. See "—Director Nominations and Qualifications."

        The Audit Committee currently consists of Leif Lomo (Chair), David C. Lee and Bernard F. Curry. The Board of Directors has determined that each member of the Audit Committee meets the Nasdaq Marketplace Rule definition of "independent" for audit committee purposes. The Board of Directors has also determined that Leif Lomo and David C. Lee each meets the SEC definition of an "audit committee financial expert." Information regarding the Audit Committee and its functions and responsibilities is included in this Proxy Statement under the caption "Report of the Audit Committee" below.

        The Compensation Committee currently consists of David C. Lee (Chair), Alfred J. Hickey and Bernard F. Curry. The Board of Directors has determined that each member of the Compensation Committee meets the Nasdaq Marketplace Rule definition of "independent" for compensation committee purposes. Each of the members of the Compensation Committee is an "outside director" under Section 162(m) of the Internal Revenue Code and a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The Compensation Committee is responsible for approving the compensation for the Company's chief executive officer and, in consultation with the Company's chief executive officer, approving the compensation of other executive officers. See "Report of the Compensation Committee" below. The Compensation Committee also administers the Company's Amended and Restated 1995 Stock Option Plan and 2001 Employee Stock Purchase Plan. In the event that the 2004 Equity Incentive Plan is approved by stockholders, the Compensation Committee will administer such Plan.

        Each committee has the power to engage independent legal, financial or other advisors, as it may deem necessary, without consulting or obtaining the approval of the Board of Directors or any officer of the Company.

Meetings of the Board of Directors and Committees

        During 2003, there were eight meetings of the Board of Directors, six meetings of the Audit Committee, six meetings of the Compensation Committee and two meetings of the Stock Option Committee. Each director attended more than 75% of the aggregate number of meetings of the Board of Directors and each director attended all of the meetings of each Committee of which he was a member.

Independence of Majority of Board of Directors

        The Board of Directors has determined that each of the non-employee directors of the Company (Messrs. Curry, Hickey, Lee, Lomo and Lowe), who collectively constitute a majority of the Board, meets the general independence criteria set forth in the Nasdaq Marketplace Rules.

Director Nominations and Qualifications

        As noted above, the Board of Directors has no nominating committee. The Board has determined that given its relatively small size, and that there have historically been very few vacancies on the Board, the function of a nominating committee could be performed by the Board as a whole without unduly burdening the duties and responsibilities of the Board members. The Board does not currently have a charter or written policy with regard to the nomination process. The nominations of the directors standing for election at the 2004 annual meeting were unanimously approved by the Board of Directors.

        At this time, the Company does not have a formal policy with regard to the consideration of any director nominees recommended by its stockholders because historically the Company has not received recommendations from its stockholders and the costs of establishing and maintaining procedures for the consideration of stockholder nominations would be unduly burdensome. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees recommended by Board members, management or other parties are evaluated. Any stockholder nominations proposed for consideration should include the nominee's name and qualifications for Board membership and should be addressed to: James Morgan, Executive Vice President and CFO, Young Broadcasting Inc., 599 Lexington Avenue, New York, New York 100202 The Company does not intend to treat stockholder recommendations in any manner different from other recommendations.

        Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. However, in making its nominations, the Board of Directors considers, among other things, an individual's business experience, industry experience, financial background, breadth of knowledge about issues affecting the Company, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual.

        The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Executive Sessions of Independent Directors

        The independent members of the Board of Directors meet in executive session, without any employee directors or other members of management in attendance, each time the full Board convenes for a regularly scheduled meeting, which is at least five times each year. If the Board convenes a special meeting, the independent directors may meet in executive session if the circumstances warrant.

Code of Ethics

        The Audit Committee has adopted a Code of Ethics applicable to the Company's principal executive officer, principal financial officer and principal accounting officer. The Company has made the Code of Ethics available on its website at www.youngbroadcasting.com.

Stockholder Communication with Board Members

        The Company maintains contact information for stockholders, both telephone and email, on its website (www.youngbroadcasting.com) under the heading "Contact Us." By following the Contact Us link, a stockholder will be given access to the Company's telephone number and mailing address as well as a link for providing email correspondence to Investor Relations. Communications sent to Investor Relations and specifically marked as a communication for the Board will be forwarded to the Board or specific members of the Board as directed in the stockholder communication. In addition, communications received via telephone for the Board are forwarded to the Board by an officer of the Company.

Board Member Attendance at Annual Meetings

        The Board of Directors does not have a formal policy regarding attendance of directors at the Company's annual stockholder meetings. Eight of the Company's nine directors attended the Company's 2003 annual meeting of stockholders.

REPORT OF THE AUDIT COMMITTEE

        The functions of the Audit Committee are focused on three areas:

  •
  the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements.

  •
  the appointment, compensation, retention and oversight of the Company's independent auditors.

  •
  the Company's compliance with legal and regulatory requirements.

        The Audit Committee operates under a written charter which has been approved by the Board of Directors. A copy of the Audit Committee charter, as amended as of the date hereof, is attached hereto as Annex A.

        The Audit Committee meets with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee discusses these matters with the Company's independent auditors and with appropriate Company financial personnel. The Audit Committee regularly (including during the course of each meeting of the Audit Committee) meets privately with both the independent auditors and the Company's financial personnel, each of whom has unrestricted access to the Audit Committee. The Audit Committee also appoints the independent auditors and reviews their performance and independence from management. In addition, the Audit Committee reviews the Company's financing plans.

        The management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discuss with the Audit Committee any issues they believe should be raised with the Audit Committee.

        This year, the Audit Committee reviewed the Company's audited financial statements and met with both management and Ernst & Young LLP, the Company's independent auditors, to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has received from and discussed with Ernst & Young LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee also discussed with Ernst & Young LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors
Leif Lomo, Chairman David C. Lee Bernard F. Curry

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of March 8, 2004 regarding the beneficial ownership of the Company's Common Stock by (i) each executive officer of the Company named in the Summary Compensation Table, (ii) each director of the Company, (iii) each stockholder known by the Company to beneficially own 5% or more of such Common Stock and (iv) all directors and executive officers, as a group. Except as otherwise indicated, the address of each beneficial holder of the Company's Common Stock listed below is the same as the Company.

							Percent of Vote as a Single Class(2)
	Class A Common Stock			Class B Common Stock
Beneficial Owner
	Number(1)		Percent(2)	Number(1)		Percent(2)
Vincent J. Young	3,984	(3)(4)	*	1,896,908	(5)(6)	58.8	37.9
Adam Young	2,000		*	789,812	(6)(7)	36.7	20.1
Ronald J. Kwasnick	—	(4)	*	332,895	(8)	14.1	8.1
James A. Morgan	500	(4)(9)	*	399,195	(10)(11)	16.2	9.4
Deborah A. McDermott	800	(4)	*	162,555	(12)	7.2	4.0
Mario J. Gabelli and Marc Gabelli(13) c/o Gabelli Asset Management Inc. One Corporate Center Rye, NY 10580	5,159,279		29.1	—		—	13.3
NewSouth Capital Management, Inc.(14) 1000 Ridgeway Loop Road Memphis, TN 38120	1,638,503		9.2	—		—	4.2
Westport Asset Management, Inc.(15) 253 Riverside Avenue Westport, CT 06880	1,175,600		6.6	—		—	3.0
Bernard F. Curry(16)	22,700		*	—		—	*
Alfred J. Hickey, Jr.(17)	25,525		*	—		—	*
Leif Lomo(18)	30,350		*	—		—	*
David C. Lee(19)	8,196		*	—		—	*
Richard C. Lowe(20)	16,750		*	—		—	*
All directors and executive officers as a group (10 persons)	110,805	(21)	*	3,581,365	(22)	89.4	62.0

*
Less than 1%.

(1)
Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. The number of shares beneficially owned by each person as of March 8, 2004 includes shares of Common Stock that such person had the right to acquire on or within 60 days after March 8, 2004, including, but not limited to, upon the exercise of options.

(2)
Holders of Class A Common Stock are entitled to one vote per share, and holders of Class B Common Stock are entitled to ten votes per share, except for votes relating to certain significant transactions. Holders of both classes of Common Stock will vote together as a single class on all matters presented for a vote, except as otherwise required by law. Percentage of beneficial ownership of Class A Common Stock is based on

  17,737,993 shares of Class A Common Stock outstanding and percentage of beneficial ownership of Class B Common Stock is based on 2,109,133 shares of Class B Common Stock outstanding.

(3)
Includes 2,812 shares held by his wife.

(4)
Does not include shares held through the 401(k) Plan. The 401(k) Plan offers matching contributions on a quarterly basis in the form of Class A Common Stock.

(5)
Includes 54,400 shares held pursuant to an agreement dated as of July 1, 1991 which established a voting trust for the benefit of family members of management, for which Vincent Young and Richard Young act as trustees. During the term of the voting trust, which expires July 1, 2011, the trustees have the sole right to vote the shares subject to the trust. If the trustees cannot agree as to how the shares shall be voted, each trustee will vote 50% of the shares. Also includes 1,119,250 shares issuable upon the exercise of options granted pursuant to the Amended and Restated 1995 Stock Option Plan (the "1995 Option Plan"). Also includes 10,050 shares held pursuant to an agreement dated as of October 1, 1996 which established a voting trust for the benefit of family members of management, for which Vincent Young acts as trustee. During the term of the voting trust, which expires October 1, 2006, the trustee has the right to vote the shares subject to the trust.

(6)
The table does not include 385,000 shares held by Spray-V Limited Partnership for which Vincent Young, his siblings Richard and Sharon Young, and his mother Margaret Young, serve as directors and may be deemed to beneficially own such shares pursuant to Rule 13d-3(a) under the Securities Exchange Act of 1934.

(7)
Includes 141,438 shares held by his wife. Also includes 40,800 shares issuable upon the exercise of options granted pursuant to the 1995 Option Plan.

(8)
Includes 244,500 shares issuable upon the exercise of options granted pursuant to the 1995 Option Plan.

(9)
Includes 300 shares held by a family trust.

(10)
Includes 5,418 shares held for the benefit of his minor children.

(11)
Includes 345,525 shares issuable upon the exercise of options granted pursuant to the 1995 Option Plan.

(12)
Includes 148,000 shares issuable upon the exercise of options granted pursuant to the 1995 Option Plan.

(13)
Represents shares beneficially owned by Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli Advisers, Inc., Gabelli Asset Management, Inc., MJG Associates, Inc. and Gabelli Securities, Inc., the shares of each of which Mario Gabelli is deemed to have beneficial ownership, as reported in a Schedule 13D filed with the SEC in February 2004. Mario Gabelli indicated in the Schedule 13D that he has no voting or dispositive power with regard to the shares.

(14)
Represents shares beneficially owned by NewSouth Capital Management, Inc. on behalf of its clients, as reported in a Schedule 13G/A filed in February 2004.

(15)
Represents shares beneficially owned by Westport Asset Management, Inc., on behalf of its clients, as reported in a Schedule 13G/A filed in February 2004.

(16)
Includes 21,700 shares issuable upon the exercise of stock options, 20,700 of which were granted under the 1995 Option Plan.

(17)
Represents 25,525 shares issuable upon the exercise of stock options, 24,525 of which were granted under the 1995 Option Plan.

(18)
Includes 29,350 shares issuable upon the exercise of stock options, 28,350 of which were granted under the 1995 Option Plan.

(19)
Includes 7,196 shares issuable upon exercise of options granted under the 1995 Option Plan.

(20)
Represents 16,750 shares issuable upon exercise of options granted under the 1995 Option Plan.

(21)
Includes 100,521 shares of common stock issuable upon the exercise of stock options, 97,521 of which were granted under the 1995 Option Plan.

(22)
Includes 1,898,075 shares of common stock issuable upon the exercise of options granted under the 1995 Option Plan.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2003 about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans.

Plan Category	Number of Shares of Common Stock To Be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Shares of Common Stock Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Common Stock Reflected in First Numerical Column)
Equity compensation plans approved by security holders:
Amended and Restated 1995 Stock Option Plan	4,007,631	(1)	$21.97		422,808
2001 Employee Stock Purchase Plan		(2)		(2)		(2)
Equity compensation plans not approved by security holders:
Stock Option Agreement(3)	102,500		$22.06		0
Stock Option Agreements(4)	3,000		$22.80		0

Total:	4,113,131	(5)	$21.98		422,808	(6)

(1)
Represents 108,417 shares of Class A common stock and 3,899,214 shares of Class B common stock.

(2)
Under the terms of the 2001 Employee Stock Purchase Plan (the "ESPP"), employees who participate in the ESPP are eligible to purchase shares of Class A common stock. As of December 31, 2003, 26,625 shares had been purchased under the ESPP, at an average cost of $13.64 per share. In January 2004, 7,956 shares were purchased under the ESPP, at an average cost of $19.04 per share. 15,419 shares are available under the ESPP for future purchase.

(3)
On June 23, 2000, the Company entered into a stock option agreement with a manager at one of the Company's subsidiaries. Pursuant to this agreement, options to purchase 140,000 shares of Class B common stock were granted to the manager. Such options were not granted under the 1995 Option Plan. 40,000 of the options are immediately exercisable, 50,000 of the options will become exercisable on December 31, 2004 if the manager remains employed by the subsidiary as of such date, and 12,500 of the options shall become exercisable only if certain performance targets are achieved for the Company's 2004 fiscal year; if such targets are not achieved, these options will be forfeited. The remaining 37,500 of the options have been forfeited. The exercise price per share of all of the options is $22.06. All of the options expire on June 23, 2010.

(4)
In 1994, the Company entered into stock option agreements with three of its independent directors. Pursuant to these agreements, each such director was granted options to purchase 1,000 shares of Class A common stock. Such options were not granted under the 1995 Option Plan. All of these options are immediately exercisable. The exercise price per share of all of these options is $22.80. All of these options expire on June 30, 2009.

(5)
Does not reflect the October 1, 2003 grant to the five non-employee directors of the Company of an aggregate of 7,728 deferred stock units under the Company's 2003 Non-Employee Directors' Deferred Stock Unit Plan, which grants are subject to stockholder approval of such Plan. See "Proposal Three—Approval of the 2003 Non-Employee Directors' Deferred Stock Unit Plan—New Plan Benefits."

(6)
Does not reflect 92,272 shares of common stock available for issuance in settlement of future awards of deferred stock units under the Company's 2003 Non-Employee Directors' Deferred Stock Unit Plan, which future awards are subject to stockholder approval of such Plan. See "Proposal Three—Approval of the 2003 Non-Employee Directors' Deferred Stock Unit Plan—New Plan Benefits."

EXECUTIVE COMPENSATION

Report of the Compensation Committee

        The Company's Compensation Committee (the "Committee"), which is composed of three independent directors (Bernard F. Curry, Alfred J. Hickey, Jr. and David C. Lee), is responsible for reporting to the Board concerning the compensation policies followed by the Committee in recommending to the Board compensation for executive officers.

        The compensation policy of the Committee is focused on attracting, motivating and retaining highly skilled and effective executives who can achieve long-term success in an increasingly competitive business environment and whose services the Company needs to maximize its return to stockholders. The philosophy behind this policy is premised on the belief that an executive's compensation should reflect his individual performance and the overall performance of the Company, with an appropriate balance maintained among the weightings of these potentially disparate performance levels. The compensation policy requires flexibility in order to ensure that the Company can continue to attract and retain executives with unique and special skills critical to the Company's success. Flexibility is also necessary to permit adjustments in compensation in light of changes in business and economic conditions. The compensation of each executive officer is reviewed annually by the Committee.

        The specific program utilized by the Committee in 2003 to determine executive compensation was based on the recommendations made by executive compensation consultants retained by the Committee is 2002. The consultants reviewed and assessed the Company's overall executive pay program to determine whether it was market competitive, internally equitable and provided the appropriate balance between fixed and performance-variable pay to ensure that the program appropriately reflects the risks and challenges facing the Company's executive team. The consultants reviewed with the Committee survey data regarding compensation practices and payments by comparable organizations and the relationships between measures of company size and performance and corresponding executive pay levels. The comparison group selected by the consultants was comprised of broadcasting industry peer companies. Such comparative companies are not necessarily the same companies included in the indices used in the performance graph that follows, as the Company's competitors for executive talent are not limited to such companies. Based on the consultants' recommendations, the Committee determined to set executive compensation levels at or above competitive median market levels to provide compensation opportunities comparable to those paid by broadcast media companies that compete for executives with comparable talents. Specifically, based on the recommendations of the consultants, compensation opportunities were targeted at the 75th percentile of competitive market levels, as warranted by annual performance.

        The consultants recommended that the Committee manage executive compensation within the framework of a total annual compensation structure to allow for flexibility in the mix of pay elements and competitive levels while fixing target pay at desired levels. Target total compensation levels, including target annual and long-term incentive opportunities, were developed for each executive position using a pay mix recommended by the consultants. To create a more balanced overall pay structure, a pay mix was developed for each executive, with the executive's year-end cash bonus and long-term incentive compensation tied to a fixed percentage of base salary. The consultants recommended target compensation levels based on the Company's compensation philosophy and competitive pay positioning versus the broadcast media peer group. For 2003, consistent with the practice of prior years and in accordance with their employment agreements, the Board, based upon the Committee's recommendations, established base salary levels for Vincent Young and the other executive officers that were 5% higher than the base salaries paid to such individuals in 2002.

        At the consultant's recommendation the Committee established the Annual Incentive Program for executive officers. The Annual Incentive Program was approved by the Company's stockholders at the Company's 2003 Annual Meeting. The Annual Incentive Program created the potential for significant incentive bonuses based on the Company's cash flow levels. The television broadcasting industry generally recognizes operating cash flow or "OCF" (operating income before income taxes and interest expenses, plus depreciation and amortization and non-cash compensation, less payments for program license liabilities) as a means of valuing companies. Accordingly, the Committee believed it to be in the best interests of the stockholders to establish an incentive for executive officers to achieve the highest possible OCF. Under the Annual Incentive Program, a bonus pool equal to 5% of the Company's OCF was established for 2003. The allocation of the bonus pool among the executive officers was determined at the discretion of the Board based on each officer's individual target bonus for the year. Under the Annual Incentive Program, the Committee will pay each officer all or part of his share of the bonus pool based on achievement of certain financial and non-financial business objectives. For 2003, in order to provide a meaningful incentive to the executives, the Committee established the following objectives: (i) attainment of specified short-term net revenue and operating cash flow objectives for each of the Company's stations, (ii) maintain or increase market share of the Company's stations individually and as a group, (iii) maintain or increase ratings of primary news programming, (iv) maintain the Company's stations' share of market revenues, and (v) achievement of certain long-term financial objectives.

        For 2003, the Committee recommended and approved the payment of year-end cash bonuses to the executive officers of the Company as indicated in the Summary Compensation Table. The bonus payments for those executives receiving bonuses for 2003 equal 87.73% of each such officer's targeted bonus and reflect the maximum amount payable to each such officer under the bonus pool for 2003. Due to restrictions on the maximum percentage of the pool payable to any one person, the maximum bonus payable to Vincent Young under the Annual Incentive Program would have resulted in a bonus payment in an amount less than 50% of his targeted bonus for 2003. The Committee determined that Mr. Young's performance in 2003 warranted a supplemental bonus in an amount sufficient to increase his total cash bonus to 87.73% of his target bonus for the year. The Committee recognized that such supplemental bonus would not be tax deductible under Section 162(m) of the Internal Revenue Code of 1986. (See discussion of Section 162(m) below).

        In evaluating management's performance for the year, the Committee observed that 2003 was a very difficult year for the television broadcast industry generally as local economies failed to recover from the recession to the extent expected. Despite weakness in the television advertising industry, the Company's management aggressively sought out new business opportunities and developed new revenue programs and significantly increased the respective market share of revenue of KRON and the Company's other stations in 2003. While faced with weak prime time network performance by the Company's six ABC affiliates, the Company managed to increase its household ratings at seven stations and improve its ratings in the critical age 25 to 54 year old demographic at eight stations. The Committee also considered that the Annual Incentive Program (i) serves as a device to encourage the continued retention of the executives, whose services to the Company are an important asset of the Company, (ii) rewards the executives for exemplary performance during a period of challenging business and economic conditions and (iii) accordingly incentivizes the executives to continue to perform at a high level. In addition, the Committee and the Board consulted with the consultants and considered such other information and advice that they deemed appropriate. Based on the foregoing, the Committee and the Board determined that the payment of the bonuses as set forth in the Summary Compensation Table was in the best interests of the Company and its stockholders.

        As one of the Company's largest stockholders, Vincent Young's financial well-being is directly tied to the overall performance of the Company as reflected in the price per share of common stock. For his services as the Company's chief executive officer, Vincent Young's compensation is and will continue to be determined in accordance with the compensation policies outlined herein.

        The Committee's annual performance evaluation of each executive officer is subjective, will rely heavily on the performance evaluation presented to the Committee by the Company's Chairman, and will not typically be based upon an exact formula for determining the relative importance of each of the factors considered, nor will there be a precise measure of how each of the individual factors relates to the Committee's recommendation with respect to each executive officer's ultimate annual compensation.

        Section 162(m) of the Internal Revenue Code of 1986, as amended, limits deductions for certain executive compensation in excess of $1 million for the taxable year. Certain types of compensation in excess of $1 million are deductible only if (i) performance goals are specified in detail by a compensation committee comprised solely of two or more outside directors, (ii) the material terms of the compensation, including the performance goals, are disclosed to the stockholders and approved by a majority vote of the stockholders prior to payment of such compensation and (iii) the compensation committee certifies that the performance goals and any other material terms under which the compensation is to be paid were in fact satisfied. During 2003, the Committee considered the compensation arrangements of the Company's executive officers in light of the requirements of Section 162(m).

        While the Committee will continue to give due consideration to the deductibility of compensation payments on future compensation arrangements with the Company's executive officers, the Committee will make its compensation decisions based upon an overall determination of what it believes to be in the best interests of the Company and its stockholders, and deductibility will be only one among a number of factors used by the Committee in making its compensation decisions. Accordingly, the Company may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m).

        During 2003, the Committee, together with the independent compensation consultants, conducted a review of the Annual Incentive Program and the equity compensation policies and programs currently utilized by the Committee in recommending to the Board compensation for executive officers. The objective of this review was to evaluate the 1995 Stock Option Plan and the Annual Incentive Program and, depending on the results of such evaluation, modify the existing plans or develop new plans and policies. This review culminated with the adoption by the Committee and the Board of the 2004 Equity Incentive Plan. The 2004 Equity Incentive Plan, which replaces both the 1995 Stock Option Plan and the Annual Incentive Program, is attached hereto as Annex B. The 2004 Equity Incentive Plan is being submitted for stockholder approval at the Company's 2004 Annual Meeting, See "Proposal Two—Approval of the Young Broadcasting Inc. 2004 Equity Incentive Plan."

Compensation Committee of the Board of Directors
David C. Lee, Chairman Bernard F. Curry Alfred J. Hickey, Jr.

Performance Graph

        The following line graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Class A Common Stock with the cumulative total return of the Nasdaq Stock Market Index and the cumulative total return of the Nasdaq Telecommunications Stock Market Index (an index containing performance data of radio, telephone, telegraph, television and cable television companies) from December 31, 1998 through December 31, 2003. The performance graph assumes that an investment of $100 was made in the Class A Common Stock and in each Index on December 31, 1998, and that all dividends, if any, were reinvested.

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Young Broadcasting Inc.	$100	$122	$80	$43	$31	$48
Nasdaq Stock Market Index	100	186	113	89	61	91
Nasdaq Telecommunications Stock Market Index	100	203	93	47	22	37

        The Company believes that the foregoing information provided has only limited relevance to an understanding of the Company's compensation policies during the indicated periods and does not reflect all matters appropriately considered in developing its compensation strategy. In addition, the stock price performance shown on the graph is not necessarily indicative of future price performance.

Summary Compensation Table

        The following table summarizes the compensation paid in 2003, 2002 and 2001 to the Company's Chief Executive Officer and the four other most highly compensated executive officers in 2003.

Summary Compensation Table

				Long-Term Compensation Awards
		Annual Compensation(1)
Name and Principal Position				Securities Underlying Options (#)(2)	All Other Compensation ($)(3)
	Year	Salary ($)	Bonus ($)
Vincent J. Young	2003	1,153,271	927,834	—	6,000
Chairman (CEO)	2002	1,098,374	1,006,237	260,000	7,854
	2001	998,450	748,838	256,358	31,839
Adam Young	2003	338,216	142,537	—	—
Treasurer	2002	322,110	154,582	12,000	—
	2001	306,771	115,039	7,104	—
Ronald J. Kwasnick	2003	606,375	—	—	2,400
President(4)	2002	577,500	388,003	75,000	3,578
	2001	550,000	288,750	71,918	16,789
James A. Morgan	2003	551,250	325,246	—	6,000
Executive Vice President	2002	525,000	352,730	66,000	6,385
	2001	500,000	262,500	62,918	20,279
Deborah A. McDermott	2003	551,250	325,246	—	6,000
Executive Vice	2002	525,000	352,730	40,000	6,037
President-Operations(5)	2001	500,000	262,500	36,918	18,127

(1)
For each of the referenced years, none of the named executive officers received Other Annual Compensation required to be reported since the total amount of perquisites or personal benefits paid to such persons during each of such referenced years was less than $50,000.

(2)
All options are exercisable for shares of Class B common stock.

(3)
All Other Compensation for Mr. Vincent Young, Mr. Kwasnick, Mr. Morgan and Ms. McDermott during 2003 represents employer contributions to the Company's 401(k) Plan on behalf of such individuals (such contributions were made in the form of shares of Class A Common Stock valued at fair market value on the date of contribution).

(4)
Mr. Kwasnick's employment as President of the Company will end on March 31, 2004.

(5)
Ms. McDermott will become President of the Company on April 1, 2004.

Option Grants in Last Fiscal Year

        There were no grants of stock options made during 2003 to the named executive officers in the Summary Compensation Table.

Fiscal Year-End Option Values

        The following table sets forth information at fiscal year-end 2003 concerning stock options held by the named executive officers in the Summary Compensation Table. No options held by such individuals were exercised during 2003.

Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Option At Fiscal Year-End(1)		Value of Unexercised In-the-Money Options At Fiscal Year-End ($)(2)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Vincent J. Young	1,012,250	523,300	1,302,478	2,657,330
Adam Young	34,200	25,800	56,754	122,646
Ronald J. Kwasnick	214,500	150,000	363,993	766,538
James A. Morgan	319,125	132,000	357,713	674,553
Deborah A. McDermott	132,000	80,000	195,560	408,820

(1)
All options are exercisable for shares of Class B Common Stock.

(2)
Based upon the market price of $20.04 per share, which was the closing selling price per share of the Class A Common Stock on the Nasdaq National Market on December 31, 2003, less the option exercise price payable per share.

Directors' Compensation

        In October 2003, the Board of Directors, upon the recommendation of the Compensation Committee, approved the modification of the compensation provided to non-employee directors of the Company (as modified, the "Director Compensation Program"). Under the Director Compensation Program, those directors who are not also employees of the Company receive an annual retainer as fixed by the Board. For the twelve months beginning October 1, 2003, each of the five non-employee directors of the Company (Messrs. Curry, Hickey, Lee, Lomo and Lowe) received an annual retainer of $60,000, with half of such retainer being payable in cash and the other half being payable in deferred stock units. Accordingly, on October 1, 2003, each of the five non-employee directors was paid $30,000 in cash and, subject to stockholder approval of the 2003 Non-Employee Directors' Deferred Stock Unit Plan, was granted an award of 1,472 deferred stock units. Such number of deferred stock units was determined by dividing $30,000 by $20.38 (the closing price of the Class A common stock on such day). The deferred stock units represent the right to receive a like number of shares of the Company's Common Stock on the 180th day following the date the director ceases to serve as a board member (or, if such 180th day is not a business day, the first business day immediately succeeding such 180th day), to the extent the units have vested as of such date. If a director voluntarily leaves the Board or is removed for cause, any unvested deferred stock units will be forfeited. If a director ceases to be a Board member for any other reason, any unvested units will automatically vest in full.

        Under the Director Compensation Program, the Chairman of the Audit Committee and the Chairman of the Compensation Committee is each entitled to receive an additional annual retainer of $10,000 and $5,000, respectively, paid one half in cash and one half in deferred stock units. Accordingly, on October 1, 2003, Mr. Lomo (as Chairman of the Audit Committee as of October 1, 2003) and Mr. Hickey (as Chairman of the Compensation Committee as of October 1, 2003) were paid $5,000 and $2,500 in cash, respectively, and, subject to shareholder approval of the 2003 Non-Employee Directors' Deferred Stock Unit Plan, were granted awards of 245 and 123 deferred stock units, respectively.

        Under the Director Compensation Program, an "extraordinary meeting fee" of $1,500 will be paid (in cash) to each non-employee director for each meeting in excess of eight Board meetings or eight committee meetings per year. This fee would also be paid for each in-person meeting in excess of the four regularly scheduled in-person meetings (although the fee would not also be paid for committee meetings held on the same day as such in-person meeting).

        Non-employee directors receive reimbursement of out-of-pocket expenses incurred for each Board or committee meeting attended.

Employment Agreements

        The Company has employment agreements with Vincent Young (Chairman), James Morgan (Executive Vice President and Chief Financial Officer) and Deborah McDermott (Executive Vice President-Operations). Each agreement is for a term ending on March 31, 2007, with automatic three-year renewal terms commencing upon the expiration of such term. The agreements each provide for an annual salary for each employee, with automatic annual increases of 5% (subject to additional increases at the discretion of the Board) and for participation in the bonus and incentive plans of the Company and for other employee benefits as are generally available to other senior management employees of the Company.

        Each agreement provides that either the Company or the employee may terminate the agreement on notice given before the expiration of the term or any renewal term, and upon such termination the Company shall pay the employee all amounts due for the current term plus a payment of one month of the employee's base salary for each year of service with the Company. Upon a change of control of the Company: (i) if the Company ceases to use the employee's services, he shall be paid for the remainder of the term of his current employment agreement plus a bonus equal to the greater of the amount he would have earned under the Company's bonus plan for the year in which the change of control occurs or the amount earned under the Company's bonus plan during the year preceding the change of control; or (ii) in the event the employee continues to perform services, the Company shall pay his base salary plus an annual bonus equal to the greater of the bonus he would have earned under the Company's bonus plan for the year or the bonus earned under any new incentive plan adopted by the Company; or (iii) if the Company exercises its right to terminate the agreement at the end of the then current term, the employee shall receive severance benefits equal to one month of the employee's then current annual base salary for each year of service. Upon a change of control, the employee shall become immediately entitled to exercise any outstanding options under the Company's stock option plans. Each agreement subjects the employee to a non-competition covenant in favor of the Company.

401(k) Plan

        The Company maintains a retirement plan (the "401(k) Plan") established in conformity with Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), covering all of the eligible employees of the Company. Pursuant to the 401(k) Plan, employees may elect to defer up to 15% of their current pre-tax compensation and have the amount of such deferral contributed to the 401(k) Plan. The maximum elective deferral contribution was $12,000 in 2003, subject to adjustment for cost-of-living in subsequent years. Certain highly compensated employees may be subject to a lesser limit on their maximum elective deferral contribution. The 401(k) Plan permits, but does not require, matching contributions and non-matching (profit sharing) contributions to be made by the Company up to a maximum dollar amount or maximum percentage of participant contributions, as determined annually by the Company. The 401(k) Plan offers a match to employee contributions equal to .5% for each 1% of compensation an employee contributes, up to a maximum 3% Company contribution. Such contributions will be made in the form of Class A Common Stock to be contributed by the Company to the 401(k) after each calendar quarter with respect to such quarter based upon the closing price as of the last day of such quarter. The Company contributed an aggregate of 70,467 shares of Class A Common Stock to the 401(k) Plan in 2003 in respect of matching grants. The 401(k) applies a six-year vesting schedule to all shares contributed based upon the number of years employed by the Company. The 401(k) Plan is qualified under Section 401 of the Code so that contributions by employees and employer, if any, to the 401(k) Plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) Plan, and so that contributions by the Company, if any, will be deductible by the Company when made.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Richard C. Lowe, one of the Company's directors, is a partner of the law firm of King & Ballow, which serves as the Company's outside labor counsel.

COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership of such Common Stock with the Securities and Exchange Commission, and to file copies of such reports with the Company. Based solely upon a review of the copies of such reports filed with the Company, the Company believes that during 2003 such reporting persons complied with the filing requirements of said Section 16(a).

PROPOSAL TWO

APPROVAL OF THE YOUNG BROADCASTING INC.
2004 EQUITY INCENTIVE PLAN

Introduction

        On February 3, 2004, the Compensation Committee and the full Board of Directors approved and adopted the Young Broadcasting Inc. 2004 Equity Incentive Plan ("2004 Plan") and directed that such 2004 Plan be submitted to the Company's stockholders for their approval. The 2004 Plan is a continuation of the Young Broadcasting Inc. 1995 Stock Option Plan (the "Prior Plan") and, if approved by the Company's stockholders, will supplant the Prior Plan, under which no further awards will be made. In addition, stockholders of the Company approved the Young Broadcasting Inc. Annual Incentive Plan ("AIP") at the 2003 stockholders meeting. The AIP was established to provide selected key employees with an opportunity to participate in an annual cash incentive program based on the achievement of certain established performance goals. As described below, the 2004 Plan contains an annual incentive component, which is similar to the AIP and is intended to replace the AIP with respect to annual incentive awards. Therefore, if the 2004 Plan is approved by the Company's stockholders, annual incentive awards will no longer be made pursuant to the AIP.

        Stockholders are being asked to approve the 2004 Plan. The 2004 Plan substantially improves upon the Prior Plan by expanding the types of awards that may be granted under the 2004 Plan, including restricted stock and deferred stock, dividend equivalent rights, performance units, performance shares, other stock-based awards and cash incentive awards, as well as stock options and stock appreciation rights, which were available under the Prior Plan. Stockholder approval of the 2004 Plan is necessary, among other reasons, (i) to allow the Company to comply with the Nasdaq Stock Market rules requiring shareholder approval of equity compensation plans, (ii) to allow the Company to grant incentive stock options described in Section 421 of the Internal Revenue Code (the "Code") and (iii) to allow performance-based awards made under the 2004 Plan to executive officers of the Company to be fully deductible by the Company for federal income tax purposes under Code Section 162(m) if and to the extent the Compensation Committee determines that compliance with the performance-based exception to tax deductibility limitations under Code Section 162(m) is desirable. See "Executive Compensation."

        The terms of the 2004 Plan do not authorize additional shares of the Company's Common Stock to be available for issuance in settlement of awards. Instead, the 2004 Plan will continue to have the same number of shares that were authorized under the Prior Plan. Under the Prior Plan, a total of 4,550,000 shares of common stock were authorized for issuance. As of December 31, 2003, there were 4,007,631 shares subject to outstanding grants under the Prior Plan and 422,808 shares remaining to be issued under the Prior Plan. Subject to stockholder approval, the 2004 Plan will have the Prior Plan's remaining shares available for issuance plus any shares that may become available due to a forfeiture or termination of an award granted under either the Prior Plan or the 2004 Plan.

        A full copy of the 2004 Plan is attached as Annex B hereto. The material features of the 2004 Plan are summarized below and such summary is qualified in its entirety by reference to the complete text of the 2004 Plan.

Purpose

        The 2004 Plan is intended to allow selected employees, officers and consultants of the Company or an affiliate to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the Company's success and stimulating their efforts on behalf of the Company, and to assist the Company and the Company's affiliates in attracting new employees, officers and consultants and retaining existing employees, officers and consultants. The 2004 Plan is also intended to provide cash incentive compensation opportunities that are competitive with those of other peer corporations, to optimize the profitability and growth of the Company and the Company's affiliates through incentives which are consistent with the Company's goals, to provide grantees with an incentive for excellence in individual performance, and to promote teamwork among employees, officers and consultants.

        The 2004 Plan is not intended to be the exclusive vehicle for providing incentive or other compensation to employees and officers of the Company and its affiliates. The Company and each of its affiliates expressly reserves the right to pay, outside of the 2004 Plan and subject to the rules of the Nasdaq Stock Market, other forms of compensation, including, without limitation, forms of incentive compensation that are not authorized by, or permitted to be paid under, the 2004 Plan.

Administration

        The 2004 Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). If and to the extent that compliance with Rule 16b-3 under the Securities Exchange Act of 1934 or the performance-based exception to tax deductibility limitations under Code Section 162(m) is desirable, the Committee must be comprised of two or more directors who qualify as "non-employee directors" under Rule 16b-3 and "outside directors" under Code Section 162(m). Subject to the terms of the 2004 Plan, the Committee has full power and discretion to select those persons to whom awards will be granted; to determine the amounts and terms of awards; to amend or change the terms of any award agreement, including but not limited to the term, the vesting schedule and/or the exercise price; to cancel, with the grantee's consent, outstanding awards and to grant new awards in substitution therefor; to determine and change the conditions, restrictions and performance criteria relating to any award; to determine the settlement, cancellation, forfeiture, exchange or surrender of any award; to make adjustments in the terms and conditions of awards in recognition of unusual or nonrecurring events including, but not limited to, changing the exercise price of any award; to construe and interpret the 2004 Plan and any award agreement; to establish, amend and revoke rules and regulations for the administration of the 2004 Plan; to make all determinations deemed necessary or advisable for administration of the 2004 Plan; and to exercise any powers and perform any acts it deems necessary or advisable to administer the 2004 Plan.

        The Committee may delegate any or all of its administrative authority to the Company's Chief Executive Officer, except with respect to awards to executive officers and awards that are intended to comply with the performance-based exception to tax deductibility limitations under Code Section 162(m).

Eligibility

        The 2004 Plan provides for awards to employees, potential employees, officers and potential officers of the Company or any of its affiliates and to consultants and potential consultants to the Company or any of its affiliates. Some awards will be provided to officers and others who are deemed by the Company to be "insiders" for purposes of Section 16 of the Securities Exchange Act of 1934. As of December 31, 2003, the Company and its affiliates had approximately 1,216 full-time employees (including officers), all of whom will be eligible to participate in the 2004 Plan. An affiliate is defined in the 2004 Plan as any entity, individual, venture or division that directly or indirectly, through one or more intermediaries, controls, or is controlled by or is under common control with the Company.

        The 2004 Plan also provides that a former employee or officer of the Company may receive an award to the extent that the former employee or officer is entitled to receive an award under the terms of an employment agreement or similar contract entered into prior to the former employee's or officer's termination of employment. In addition, the 2004 Plan provides that if the Company acquires another corporation or other entity (an "Acquired Entity") as a result of a merger or consolidation of the Acquired Entity into the Company or any of the Company's affiliates or as a result of the acquisition of the stock or property of the Acquired Entity by the Company or any of the Company's affiliates, the Committee may grant awards ("Acquired Entity Awards") to the current and former employees, consultants and non-employee directors of the Acquired Entity in substitution for options and other stock-based awards granted by the Acquired Entity.

        Non-employee directors are not eligible to receive awards under the 2004 Plan. A separate plan providing for grants of deferred stock units to non-employee directors has been adopted by the Board and is also being submitted for stockholder approval at the Company's 2004 stockholder meeting. See "Proposal Three—Approval of the 2003 Non-Employee Directors' Deferred Stock Unit Plan."

Offering of Common Stock

        4,550,000 shares of the Company's common stock will be available under the terms of the 2004 Plan for issuance in settlement of awards (including awards granted under the Prior Plan). The term "shares" or "stock" in this summary refers to Class A or Class B common stock as determined by the Committee, unless otherwise indicated. Of the 4,550,000 shares available for issuance, 4,127,192 shares have been issued or were subject to outstanding grants under the Prior Plan as of February 3, 2004 (the date the 2004 Plan was approved). This leaves 422,808 shares of common stock that will be available for new awards granted under the 2004 Plan. Thus, the 2004 Plan does not result in an increase in the number of shares that were previously authorized and available for issuance under the Prior Plan. On March 12, 2004, the last reported sale price of the Company's Class A common stock on The Nasdaq National Market was $19.43 per share.

        The stock delivered to settle awards made under the 2004 Plan may be authorized and unissued shares or treasury shares, including shares repurchased by the Company for purposes of the 2004 Plan. If any shares subject to any award granted under the 2004 Plan or the Prior Plan are forfeited or otherwise terminated without delivery of shares, the shares subject to such awards will again be available for issuance under the 2004 Plan. In addition, any shares withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will again be available for grant under the 2004 Plan.

        If a dividend or other distribution, recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme or arrangement, split-up, spin-off or combination, or similar transaction or event affects the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of grantees, the Committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to or to be issued in connection with awards (whether or not then outstanding) and the exercise price or grant price relating to an award.

        In connection with an Acquired Entity's merger or consolidation into, or acquisition by, the Company or any of its affiliates, the Committee may grant Acquired Entity Awards to current and former employees, consultants and non-employee directors of the Acquired Entity in substitution of stock or other stock-based awards granted to such individuals by the Acquired Entity. The Acquired Entity Awards are intended to preserve the economic value of the awards held by the current and former employees, consultants and non-employee directors of the Acquired Entity immediately prior to its merger or consolidation into, or acquisition by, the Company or any of its affiliates. Acquired Entity Awards will not count against the overall limit on the number of shares of common stock available for issuance under this 2004 Plan nor will they count against the individual limits on awards described below.

Limits On Awards

        The 2004 Plan limits the number of shares and the amount of cash that may be issued as awards. Awards, such as stock options, stock appreciation rights, restricted stock or performance shares, that are determined by reference to the value of shares or appreciation in the value of shares may not be granted to any individual in any calendar year for an aggregate number of shares of common stock in excess of 500,000, no more than 250,000 of which may be in restricted stock or performance shares. In addition, the maximum potential value of any award that may be granted to the Chief Executive Officer or any of the Company's other four highest compensated officers in any calendar year other than annual incentive awards, stock options, stock appreciation rights, restricted stock or performance shares (or any other award which is determined by reference to the value of shares or appreciation in the value of shares) may not exceed 200% of salary as of the beginning of such calendar year or 600% of salary as of the beginning of the performance period commencing in such calendar year with respect to awards with a performance period of more than one year. For purposes of the preceding sentence, no more than $2,000,000 of salary may be taken into account. The maximum value of an annual incentive award that can be paid to any individual is 25% of the annual incentive award bonus pool as described below in "Annual Incentive Awards."

Summary of Awards under the 2004 Plan

        The 2004 Plan permits the granting of any or all of the following types of awards to all grantees:

  •
  stock options including incentive stock options ("ISOs") and stock appreciation rights ("SARs");

  •
  restricted stock and deferred stock;

  •
  dividend equivalents;

  •
  performance units;

  •
  performance shares;

  •
  annual incentive awards; and

  •
  other stock-based awards.

        Generally, awards under the 2004 Plan are granted for no consideration other than prior and future services. Awards granted under the 2004 Plan may, in the discretion of the Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the 2004 Plan or other plan of the Company. The material terms of each award will be set forth in a written award agreement between the grantee and us.

  Stock Options and SARs.

        The Committee is authorized to grant stock options, including ISOs (except that ISOs may not be granted to non-employee consultants), and SARs. A stock option allows a grantee to purchase a specified number of shares at a predetermined price during a fixed period measured from the date of grant. An SAR entitles the grantee to receive the excess of the fair market value of a share on the date of exercise over the grant price of the SAR. The purchase price per share of stock subject to a stock option and the grant price of an SAR is determined by the Committee and set forth in the award agreement. In general, the purchase price per share under a stock option and the grant price per share of an SAR may not be less than the fair market value per share on the date of grant. However, an SAR granted in tandem with an outstanding stock option may have a grant price equal to the exercise price of the stock option to which it relates.

        The term of each option or SAR is determined by the Committee and set forth in the award agreement, except that the term of a stock option and an SAR may not exceed ten years. Such awards are exercisable in whole or in part at such time or times as determined by the Committee and set forth in the award agreement. Options may be exercised by payment of the purchase price in cash, stock, other outstanding awards or as the Committee determines. Methods of exercise and settlement and other terms of the SARs will be determined by the Committee.

        Except as otherwise provided in an award agreement, if a grantee of an option or an SAR terminates employment (1) for a reason other than retirement, death, disability or cause, the option or SAR to the extent vested at termination will remain exercisable for a period of ninety days or (2) by reason of retirement, death or disability, the option or SAR will immediately vest and remain exercisable for a one-year period. However, in no case will options or SARs be exercisable for a period of more than ten years from the date of grant.

  Restricted Stock and Deferred Stock.

        The Committee may award restricted stock consisting of shares which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Committee lapse. A grantee receiving restricted stock will have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the award agreement.

        Unless otherwise provided in the award agreement, upon termination of employment during the restriction period by reason of death or disability, restricted stock will become immediately vested. Upon termination of employment for any other reason during the restriction period, restricted stock will be forfeited subject to such exceptions, if any, as are provided in the award agreement.

        The Committee may also make deferred stock awards, generally consisting of a right to receive shares at the end of specified deferral periods. Awards of deferred stock are subject to such limitations as the Committee may impose in the award agreement, which limitations may lapse at the end of the deferral period, in installments or otherwise. Deferred stock awards carry no voting or other rights associated with stock ownership unless and until the shares are actually delivered at the end of the deferral period. Except as otherwise provided in the award agreement, grantees will receive dividend equivalents with respect to deferred stock, which will be deemed to be reinvested in additional shares of deferred stock unless the Committee determines to make payment in cash.

        Unless otherwise provided in the award agreement, upon termination of employment by reason of death or disability during the deferral period, deferred stock will become immediately vested and will be promptly settled with delivery of unrestricted shares. Upon termination of employment for any other reason during deferral period, deferred stock to the extent it is not vested will be forfeited (unless otherwise provided in the award agreement) and vested deferred stock will be promptly settled with delivery of unrestricted shares.

  Dividend Equivalents.

        The Committee is authorized to grant dividend equivalents which provide a grantee the right to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the 2004 Plan. To the extent that dividend equivalents have been credited in connection with an award and such award is forfeited, the respective dividend equivalents will also be forfeited.

  Performance Units.

        The Committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The initial value of a performance unit will be determined by the Committee at the time of grant. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement. It is expected that the performance measures for performance units will generally be selected from among those listed in the 2004 Plan.

        Unless otherwise provided in the award agreement, upon termination of employment during the performance period by reason of retirement, death or disability, the grantee will be entitled to receive a pro rata portion of the performance award for that period. Upon termination of employment for any other reason during the performance period, all performance units will be forfeited unless otherwise provided in the award agreement.

  Performance Shares.

        The Committee may grant performance shares, which entitle a grantee to a certain number of shares of common stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement. It is expected that the performance measures for performance shares will generally be selected from among those listed in the 2004 Plan.

        Unless otherwise provided in the award agreement, upon termination of employment during the performance period by reason of retirement, death or disability, the grantee will be entitled to receive a pro rata portion of the performance award for that period. Upon termination of employment for any other reason during the performance period, all performance shares will be forfeited unless otherwise provided in the award agreement.

  Annual Incentive Awards.

        The Committee may grant annual incentive awards under the 2004 Plan for a fiscal year of the Company in an aggregate amount not to exceed the annual "Bonus Pool." The Bonus Pool for a fiscal year shall be an amount not to exceed 9.5% of the operating cash flow of the Company and its subsidiaries for the year determined on a consolidated basis without duplication in accordance with generally accepted accounting principles. Generally, operating cash flow is comprised of operating income plus depreciation, amortization and non-cash compensation less payments for program license rights as reported on the Company's consolidated statement of income (or any comparable statement, however designated). Operating cash flow is more specifically defined in the 2004 Plan.

        The Committee will determine the eligible employees who are eligible to receive annual incentive awards ("participants"). Generally, this determination will be made within the first 90 days of the fiscal year or if an employee is hired or promoted to a position which warrants designation as a participant after the first day of the year, within ninety (90) days of such hiring or promotion but not later than the elapse of 25% of the remainder of such year after such hiring or promotion. The Committee may designate an employee as a participant for a full year or for a period of less than a full year; provided that the annual incentive award payable to a person who is designated as a participant for a partial year will be charged against his or her share of the annual Bonus Pool for that year and reduce the amount of the Bonus Pool available for all other participants.

        The annual Bonus Pool will be allocated among participants in proportion to their respective target bonus opportunity for the fiscal year. No participant may receive more than 25% of the Bonus Pool for any fiscal year. A participant's target bonus opportunity will be the target bonus opportunity specified in his or her employment agreement in effect as of the first day of the fiscal year if the participant has an employment agreement that specified a target bonus opportunity. The target bonus opportunity for all other participants will be determined by the Committee during the first 90 days of the fiscal year (or, if later, by the date the employee is designated as a participant). Each participant's target bonus opportunity is expressed as a dollar amount determined by multiplying his or her base salary as of the first day of the fiscal year (or the date the employee is designated as a participant, if later) by the participant's target bonus opportunity percentage set forth in his or employment agreement or determined by the Committee, as applicable.

        Each participant's maximum percentage interest in the Bonus Pool for a fiscal year will be fixed at the beginning of the year. If an employee is first designated as a participant after the first day of the fiscal year, his or her maximum percentage will be fixed on the date of such designation). Once a participant's maximum percentage of the Bonus Pool for a fiscal year is fixed, it may be subsequently reduced but it may not be increased. A participant's maximum percentage of the Bonus Pool represents the maximum potential annual incentive award that the participant may receive for the fiscal year.

        As soon as feasible after the close of each fiscal year, the Company's independent certified public accountants will determine and report to the Committee the amount of the Company's operating cash flow for such fiscal year and the Committee will certify the maximum potential annual incentive award amount that may be paid to each participant for such fiscal year.

        The Committee will have absolute discretion to reduce the amount of a participant's annual incentive award to any amount less than maximum potential annual incentive award amount the year (or pay no annual incentive award to the participant for the year), based on such criteria, factors and measures as the Committee in its sole discretion may determine; provided, however, that a participant's annual incentive award for a year may not exceed his or her maximum potential annual incentive award as certified by the Committee. A reduction in the amount of the annual incentive award payable to any participant (including a decision not to pay an annual incentive award to a participant) will not affect the maximum annual incentive award payable to any other participant for that fiscal year.

        In general, a participant will not be entitled to receive an annual incentive award for a fiscal year if the participant's employment terminates during the fiscal year. The Committee may, however, in its absolute discretion, authorize the payment of an annual incentive award to a terminated participant in an amount determined by the Committee, which may not exceed the participant's maximum annual incentive award amount for the fiscal year.

        The Committee will determine the amount of the annual incentive award to be paid to each participant as soon as administratively practicable after the end of the fiscal year but not later than 90 days after the end of such fiscal year. Annual incentive awards will be paid in cash as soon as administratively practicable after the Committee determines the amount to be paid, but not later than 90 days after the end of the fiscal year.

  Other Stock-Based Awards.

        In order to enable the Company to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the 2004 Plan authorizes the Committee to grant awards that are valued in whole or in part by reference to or otherwise based on the Company's securities. The Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

  Performance-Based Awards.

        The Committee may require satisfaction of predetermined performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or payable under the 2004 Plan, or as a condition to accelerating the timing of such events.

        The performance measure(s) to be used for purposes of any awards (other than stock options or SARs) intended to satisfy the "performance based" exception to tax deductibility limitations under Code Section 162(m) will be chosen from among the following:

  •
  earnings (either in the aggregate or on a per-share basis);

  •
  net income or loss (either in the aggregate or on a per-share basis);

  •
  operating income or loss;

  •
  operating profit;

  •
  annual cash flow provided by operations (including operating cash flow used for purposes of determining the Bonus Pool for annual incentive awards);

  •
  free cash flow (defined as operating cash flow used for purposes of determining the Bonus Pool for annual incentive awards less interest expense and capital spending), either in the aggregate on a per-share basis;

  •
  costs;

  •
  gross revenues;

  •
  reductions in expense levels in each case, where applicable, determined either on a company-wide basis or in respect of any one or more business units;

  •
  operating and maintenance cost management and employee productivity;

  •
  stockholder returns (including return on assets, investments, equity, or gross sales);

  •
  return measures (including return on assets, equity, or sales);

  •
  share price (including growth measures and total stockholder return or attainment by the shares of a specified value for a specified period of time);

  •
  net economic value;

  •
  economic value added;

  •
  aggregate product unit and pricing targets;

  •
  strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

  •
  achievement of business or operational goals such as market share and/or business development;

  •
  results of customer satisfaction surveys;

  •
  safety record;

  •
  network and service reliability; and/or

  •
  debt ratings, debt leverage and debt service.

        The Committee has the discretion to adjust the determinations of the degree of attainment of the predetermined performance goals; provided, however, that awards which the Committee intends to qualify for the performance-based exception to the tax deduction limitations under Code Section 162(m) may not be adjusted upward unless the Committee intends to amend the award to no longer qualify for the performance-based exception, although the Committee retains the discretion to adjust such awards downward.

  Payment and Deferral of Awards.

        Awards may be settled in cash, stock, other awards or other property, in the discretion of the Committee. The Committee may require (to the extent provided in the award agreement) or permit grantees to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish. The 2004 Plan authorizes the Committee to place shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2004 Plan. The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the stock or other property to be distributed will be withheld to satisfy such tax obligations.

  Transfer Limitations on Awards.

        Awards granted under the 2004 Plan generally may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution. Each award will be exercisable during the grantee's lifetime only by the grantee or, if permitted under applicable law, by the grantee's guardian or legal representative. However, transfers of awards for estate planning purposes may be permitted in the discretion of the Committee.

Amendment and Termination of the 2004 Plan

        The 2004 Plan may be amended, altered, suspended, discontinued or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the common stock is then listed or quoted. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

        In addition, subject to the terms of the 2004 Plan, no amendment or termination of the 2004 Plan may materially and adversely affect the right of a grantee under any award granted under the 2004 Plan.

        Unless earlier terminated by the Board, the 2004 Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on February 2, 2014. The terms of the 2004 Plan shall continue to apply to any awards made prior to the termination of the 2004 Plan until the Company and its affiliates have no further obligation with respect to any award granted under the 2004 Plan.

Federal Income Tax Consequences

        The Company believes that under present law the following are the federal tax consequences generally arising with respect to awards granted under the 2004 Plan. This summary is for stockholder informative purposes and is not intended to provide tax advice to grantees.

        The grant of an option or SAR (including a stock-based award in the form of a purchase right) will create no tax consequences for the grantee or us. The grantee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at that time. Upon exercising an option other than an ISO, the grantee must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable stock acquired on the date of exercise. Upon exercising an SAR, the grantee must generally recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable stock received. In the case of SARs and options other than ISOs, the Company will be entitled to a deduction for the taxable year in which the grantee recognizes ordinary income and for the amount recognized as ordinary income by the grantee. The treatment to a grantee of a disposition of shares acquired upon the exercise of an SAR or option depends on how long the shares have been held and on whether such shares are acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option except that the Company will be entitled to a deduction (and the grantee will recognize ordinary taxable income) if shares acquired under an ISO are disposed of before the applicable ISO holding periods have been satisfied. Different tax rules apply with respect to grantees who are subject to Section 16 of the Securities Exchange Act of 1934 when they acquire stock in a transaction deemed to be a nonexempt purchase under that statute.

        With respect to other awards granted under the 2004 Plan that may be settled either in cash, in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. The Company will be entitled to a deduction in the taxable year in which the grantee recognizes ordinary income for the same amount of ordinary income recognized by the grantee. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction for the taxable year in which the grantee recognizes ordinary income in the amount of the ordinary income recognized by the grantee. In certain circumstances, a grantee may elect to be taxed at the time of receipt of shares or other property rather than upon the lapse of restrictions on transferability or the substantial risk of forfeiture. If the grantee makes this election, the Company will be entitled to a deduction for the taxable year in which the grantee recognizes ordinary income in the amount of the ordinary income recognized by the grantee.

        The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the 2004 Plan. The summary does not address the effects of foreign, state and local tax laws. Because of the variety of awards that may be made under the 2004 Plan and the complexities of the tax laws, grantees are encouraged to consult a tax advisor as to their individual circumstances.

New Plan Benefits

        Except as noted below, it is not possible to determine how many discretionary grants, nor what types, will be made to grantees in the future under the 2004 Plan. It is also not possible to determine how many discretionary grants will vest rather than be forfeited. Therefore, it is not possible to determine with certainty the dollar value or number of shares of the Company's Common Stock that will be distributed to grantees under the 2004 Plan.

        On February 3, 2004, the Company awarded to four executive officers and to 49 other employees of the Company deferred stock units and restricted stock relating to an aggregate of 182,878 shares of the Company's Common Stock, subject to stockholder approval of this proposal to approve the 2004 Plan. The market value of the Company's Common Stock as of March 12, 2004 was $19.43 per share, based upon the closing price of such shares on The Nasdaq National Market on such date.

        Each deferred stock unit represents the right to receive a share of the Company's Common Stock shortly following the date of termination of the executive officer's employment with the Company, to the extent the units have vested as of such date. Each share of restricted stock represents the right to receive a share of the Company's Common Stock upon the vesting of such shares. The deferred stock units and the restricted stock awards vest in equal installments on the first, second and third anniversaries of the date of award.

        The table below shows, as to each executive officer named in the Summary Compensation Table that received an award and as to the various indicated groups, certain information with respect to the awards made on February 3, 2004:

Name	Deferred Stock Units Granted (Number of Shares)	Restricted Stock Granted (Number of Shares)	Value as of March 12, 2004 ($)
Vincent J. Young	62,500	—	1,214,375
James A. Morgan	22,000	—	427,460
Adam Young	2,600	—	50,518
Deborah McDermott	22,000	—	427,460
Executive officers as a group (4 persons)	109,100	—	2,119,813
Non-executive employees as a group (49 persons)	—	73,778	1,433,507

        Giving effect to approval of this proposal and to the awards relating to an aggregate of 182,878 shares of the Company's common stock referenced above, there would be 239,930 additional shares of common stock available for future grants under the 2004 Plan. No determinations have been made regarding the persons to whom grants will be made in the future under the 2004 Plan or the terms of such grants.

Stockholder Approval

        The affirmative vote of the holders of a majority of the voting power of the shares of Class A Common Stock and Class B Common Stock, voting together as one class, that are present in person or by proxy at the meeting is required for approval of the 2004 Plan. Should such stockholder approval not be obtained, then any awards granted under the 2004 Plan will terminate.

        The Board of Directors recommends a vote FOR approval of the 2004 Equity Incentive Plan.

PROPOSAL THREE

APPROVAL OF THE 2003 NON-EMPLOYEE DIRECTORS' DEFERRED STOCK UNIT PLAN

Introduction

        On October 1, 2003, the Compensation Committee and the full Board of Directors of the Company approved and adopted the Young Broadcasting Inc. 2003 Non-Employee Directors' Deferred Stock Unit Plan (the "2003 Plan") and directed that such 2003 Plan be submitted to the Company's stockholders for their approval. The 2003 Plan became effective as of October 1, 2003 (subject to the approval of the Company's stockholders at the 2004 annual meeting).

        Stockholders are being asked to approve the 2003 Plan. Stockholder approval of the 2003 Plan is necessary, among other reasons, to allow the Company to comply with the Nasdaq Stock Market rules requiring shareholder approval of equity compensation plans.

        The terms of the 2003 Plan provide that 100,000 shares of the Company's Common Stock will be available for issuance in settlement of awards.

        A full copy of the 2003 Plan is attached as Annex C hereto. The material features of the 2003 Plan are summarized below and such summary is qualified in its entirety by reference to the complete text of the 2003 Plan.

Purpose

        The 2003 Plan is intended to attract and retain highly qualified persons to serve as non-employee directors of the Company and to provide such individuals with a long-term proprietary interest in the company, thereby aligning their interests more closely with the interests of the company's stockholders.

Administration

        The 2003 Plan will be administered by the Board of Directors, which has full and final authority and discretion to make all determinations, including factual determinations, necessary or advisable for the administration of the 2003 Plan; to make, amend, suspend, waive and rescind rules and regulations relating to the 2003 Plan; to appoint such agents as the Board may deem necessary or advisable to administer the 2003 Plan; to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the 2003 Plan, the rules and regulations, and award certificate or any other instrument entered into or relating to an award under the 2003 Plan; and to take any other action with respect to any matters relating to the 2003 Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the 2003 Plan or as the Board may deem necessary or advisable for the administration of the 2003 Plan.

Eligibility

        All non-employee directors of the Company are eligible to receive awards of deferred stock units under the 2003 Plan.

Offering of Common Stock

        100,000 shares of the Company's Class A Common Stock will be available under the terms of the 2003 Plan for issuance in settlement of deferred stock units awarded under the 2003 Plan. The stock delivered to settle awards made under the 2003 Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the 2003 Plan. Any shares that are subject to an award of deferred stock units granted under the 2003 Plan that is forfeited will again be available for issuance under the 2003 Plan.

        If a dividend or other distribution, recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme or arrangement, split-up, spin-off or combination, or similar transaction or event affects the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of grantees, the Board will make an equitable change or adjustment as it deems appropriate in the number and type of securities subject to or to be issued in connection with awards (whether or not then outstanding).

Grant of Deferred Stock Units Under the 2003 Plan

        The 2003 Plan provides for the grant of deferred stock units for no consideration other than prior and future services. The material terms of each award of deferred stock units will be set forth in a written award certificate issued by us to the grantee. Each vested deferred stock unit entitles the non-employee Director to receive one (1) share of the Company's Common Stock on the 180th day following the non-employee Director's termination of service as a Director of the Company (or, if such 180th day is not a business day, the first business day immediately succeeding such 180th day) (the "settlement date"). Vested fractional deferred stock units will be paid in cash on the settlement date.

  Mandatory Deferral of Directors Fees

        Each non-employee Director will receive 50% of his or her directors fees in the form of deferred stock units in lieu of a cash payment. Directors fees include annual retainer fees, fees for services on a committee of the Board, and fees for services as chairman of the Board or of a committee of the Board. Directors fees do not include any meeting fees. (The portion of a non-employee Director's fees that he or she is required to defer is referred to as "mandatorily deferred fees" and remaining portion is referred as "cash fees.") The Board may, prior to the start of any year, increase or decrease the percentage of the directors fees that each non-employee Director is required to defer for that year. For purposes of the 2003 Plan a "year" refers to the 12 consecutive month period commencing each October 1 and ending the following September 30.

        The number of deferred stock units (including fractional units) that a non-employee Director receives with respect to his or her mandatorily deferred fees, will equal the quotient obtained by dividing the Director's mandatorily deferred fees by the fair market value of one (1) share of the Company's Class A common stock on the later of (i) the first trading day of the year (generally October 1) if the person is a non-employee Director on that date, or (ii) the date the person first becomes a non-employee Director if he or she is not a non-employee Director on the first trading day of the year.

        If a Director voluntarily leaves the Board or is removed for cause, any unvested deferred stock units will be forfeited. If a Director ceases to be a Board member for any other reason, any unvested units will automatically vest in full. "Cause" is defined in the 2003 Plan as (i) the commission of a crime which, in the judgment of the Board, either involved moral turpitude or resulted in or is likely to result in damage or injury to the company; (ii) willful and deliberate act or failure to act which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the company, and which causes material damage or injury, financial or otherwise, to the company; or (iii) the consistent neglect of the Director's duties to the company or his or her gross negligence in the performance of his or her duties to the company. A Director's termination will not be considered involuntary if the Director voluntarily resigns from the Board or if he or she requests not to be nominated for election to the Board.

  Voluntary Deferral of Directors Fees

        A non-employee Directors' cash fees for a year will be paid to the non-employee Director in cash unless the non-employee Director elects to receive deferred stock units in lieu of all or any portion of such cash fees.

        In general, a non-employee Director's election to receive deferred stock units in lieu of all or part of his or her cash fees payable for a year must be filed with the company no later than July 1 of the preceding year (the "filing deadline"). The filing deadline for a newly appointed or elected non-employee-Director is 30 days after his or her appointment or election to the Board. A non-employee Director's election to receive deferred stock units in lieu or all or a portion of his or her cash fees for a year is irrevocable after the filing deadline for such year. The election will apply solely to cash fees earned after the election is filed and the election will remain in effect for future years unless or until the Director revokes or changes his or her election by filing an new election prior to the filing deadline for such year.

        If a non-employee Director elects to received all or part of his or her cash fees in the form of deferred stock units in lieu of cash, the number of deferred stock units (including fractional units) granted will equal the quotient obtained by dividing the portion of the Director's cash fees that the Director elected to receive in the form of deferred stock units by the fair market value of one (1) share of the Company's Class A common stock on the grant date. The grant date is the date the cash fees would have been paid to the non-employee Director in cash had he or she not elected to receive such fees in the form of deferred stock units.

        Deferred stock units granted with respect to a non-employee Director's cash fees are always fully vested and nonforfeitable.

  Dividend Equivalents.

        Whenever dividends or other distributions are paid with respect to shares of the Company's common stock, dividend equivalents will be credited with respect to all the non-employee Director's outstanding deferred stock units as of the record date for such dividend or distribution. Such dividend equivalents will be credited in the form of additional deferred stock units (including fractional units) in a number determined by dividing the aggregate value of such dividend equivalents credited to the non-employee Director by the fair market value of a share of Class A common stock on the payment date of the dividend or distribution to which the dividend equivalent relates. The deferred stock units granted with respect to dividend equivalents will vest at the same time as the deferred stock units with respect to which the such dividend equivalents were issued.

  No Rights as a Stockholder.

        A recipient of an award of deferred stock units shall have no rights as a stockholder of the Company with respect to the shares which may be deliverable upon settlement of such award until the shares underlying such deferred stock units have been delivered to such recipient.

Transfer Limitations on Awards.

        Deferred stock units granted under the 2003 Plan may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution. However, a non-employee Director may designate one or more beneficiaries to receive delivery of the shares of the company's common stock to be issued in settlement of his or her deferred stock units in the event that the Director dies before such shares are issued.

Amendment to and Termination of the 2003 Plan

        The 2003 Plan may be amended, altered, suspended, discontinued or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the common stock is then listed or quoted. In addition, no amendment or termination of the 2003 Plan may adversely affect in any material way any award of deferred stock units previously granted under the 2003 Plan.

        Unless earlier terminated by the Board, the 2003 Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on September 30, 2013. The terms of the 2003 Plan shall continue to apply to any award of deferred stock units made prior to the termination of the 2003 Plan until we have no further obligation with respect to any deferred stock units granted under the 2003 Plan.

Federal Income Tax Consequences

        The Company believes that under present law the following are the federal tax consequences generally arising with respect to deferred stock units granted under the 2003 Plan. This summary is for stockholder informative purposes and is not intended to provide tax advice to grantees.

        The grant of deferred stock units should have no tax consequences for the grantee or us. The grantee must generally recognize ordinary income equal to the cash and/or the fair market value of shares or other property received on settlement of the deferred stock units. The Company will be entitled to a deduction at the same time for the same amount.

        The foregoing provides only a general description of the application of federal income tax laws to the grant and settlement of deferred stock units under the 2003 Plan. The summary does not address the effects of foreign, state and local tax laws.

New Plan Benefits

        Except as noted below, it is not possible to determine how many deferred stock units will be granted in the future since non-employee Directors may elect to receive all or any portion their future cash fees in the form of deferred stock units. It is also not possible to determine how many deferred stock units will vest rather than be forfeited. Therefore, it is not possible to determine with certainty the dollar value or number of shares of the Company's Common Stock that will be distributed to grantees.

        On October 1, 2003, the five non-employee directors of the Company were granted an aggregate of 7,728 deferred stock units, subject to stockholder approval of this proposal to approve the 2003 Plan. As of March 12, 2004, the market value of the common stock underlying such units, based upon the closing price of $19.43 per share of the Company's Class A Common Stock on such date, was $150,155. The table below shows, as to each non-employee director of the Company, certain information with respect to such deferred stock units.

Name	Deferred Stock Units Granted (Number of Shares)	Value as of March 12, 2004 ($)
Bernard Curry	1,472	28,601
Alfred J. Hickey	1,595	30,991
David C. Lee	1,472	28,601
Leif Lomo	1,717	33,361
Richard Lowe	1,472	28,601

All non-employee directors as a group (5 persons)	7,728	150,155

        Giving effect to approval of this proposal, there would be 92,272 additional shares of common stock available for future grants of deferred stock units under the 2003 Plan. No determinations have been made regarding the persons to whom grants will be made in the future under the 2003 Plan or the terms of such grants.

Stockholder Approval

        The affirmative vote of the holders of a majority of the voting power of the shares of Class A Common Stock and Class B Common Stock, voting together as one class, that are present in person or by proxy at the meeting is required for approval of the 2003 Plan. Should such stockholder approval not be obtained, then any deferred stock units granted will terminate.

        The Board of Directors recommends a vote FOR approval of the 2003 Plan.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the Company's independent auditors for 2004. Although stockholder ratification of the Audit Committee's action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon such appointment. If the stockholders do not ratify the appointment of Ernst & Young LLP, the engagement of independent auditors will be reevaluated by the Audit Committee.

        A proposal will be presented at the Annual Meeting to ratify the appointment of Ernst & Young LLP as the Company's independent auditors. A representative of Ernst & Young LLP is expected to attend the meeting and will be available to respond to appropriate questions from stockholders.

        Fees for professional services provided by the Company's independent auditors in each of the last two fiscal years, in each of the following categories are as follows:

	2003	2002
Audit fees	$854,900	$880,745
Audit-related fees	81,700	147,600
Tax fees	746,400	800,160
All other fees	6,200	—

Total	$1,689,200	$1,828,505

        Fees for audit services include fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q, assistance with and review of documents filed with the Securities and Exchange Commission and comfort letters. Audit-related fees principally consisted of fees associated with the audit of the Company's three benefit plans. Tax fees included tax compliance and tax consultations. All other fees consisted of fees associated with assisting the Company in the compilation of market information relating to the certain of the Company's stations for use in a survey conducted by the National Broadcasters Association.

        The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the Company's independent auditor. The policy provides for preapproval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services provided that the Chairman reports any decisions to the committee at its next scheduled meeting.

        The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP.

ANNUAL REPORT

        The Company's 2003 Annual Report is being mailed to stockholders together with this proxy statement. No part of such Annual Report shall be regarded as proxy-soliciting material or as a communication by means of which any solicitation is being or is to be made. The Company will provide without charge to each of its stockholders, upon the written request of any such stockholders, a copy of its Annual Report on Form 10-K for the year ended December 31, 2003, exclusive of exhibits. Written requests for such Form 10-K should be sent to James A. Morgan, Secretary, Young Broadcasting Inc., 599 Lexington Avenue, New York, New York 10022.

OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

2005 STOCKHOLDER PROPOSALS

        Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission. In order for stockholder proposals for the 2005 Annual Meeting of Stockholders to be eligible for inclusion in the Company's proxy statement, they must be received by the Secretary of the Company at the Company's principal executive offices not later than December 4, 2004.

By Order of the Board of Directors,

JAMES A. MORGAN Secretary

April 2, 2003

ANNEX A

AUDIT COMMITTEE CHARTER

YOUNG BROADCASTING INC.

        There shall be an Audit Committee (the "Committee") consisting of at least three Directors determined by the Board of Directors to meet the independence and financial literacy requirements of The Nasdaq Stock Market, Inc. and applicable federal law. The Committee will assist the Board of Directors in fulfilling its oversight responsibilities. Appointment to the Committee, including the designation of the Chair of the Committee and designation of any Committee members as "audit committee financial experts," shall be made on an annual basis by the full Board. The Committee will oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, management, and the internal and external auditors.

A.
General Responsibilities

        In carrying out its responsibilities, the Committee shall:

  1.
  Maintain open communications with the internal auditors, the independent accountants, management and the Board of Directors.

  2.
  Report Committee actions to the full Board of Directors and make appropriate recommendations.

  3.
  In its discretion, conduct or authorize investigations into matters within its scope of responsibility and, if the Committee deems appropriate, retain independent counsel, accountants and other advisors to assist in the conduct of any such investigations. The Committee shall have sole authority to approve related fees and retention terms of such advisors.

  4.
  Meet at least four times each year, or more frequently as circumstances require. The Chair of the Committee may call a Committee meeting whenever deemed necessary. The Chair of the Committee should develop, in consultation with management when appropriate, the Committee agenda. The Committee may ask members of management or others to attend meetings and may request any information it deems relevant from management.

  5.
  Prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  6.
  Meet with the Company's independent accountants and management in executive sessions to discuss any matters the Committee or these persons or groups believe should be discussed privately.

  7.
  Review and reassess the adequacy of the Committee's Charter annually. The Chairman of the Committee shall have primary responsibility for such review and reassessment and shall cause the results of such review and reassessment to be recorded in the minutes of the Committee.

  8.
  Review the interim financial statements with management and the independent accountants prior to the filing of the Company's Quarterly Reports on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chairman of the Committee may represent the entire Committee for the purposes of this review.

  9.
  Review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

  10.
  Recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

  11.
  Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by management or the independent accountants.

  12.
  Review the adequacy of the Company's internal controls.

  13.
  Review periodically with the Company's counsel any legal and regulatory matters that may have a material effect on the Company's financial statements, operations, compliance policies and programs.

  14.
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  15.
  Review and discuss with management and the independent accountants (a) any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company and (b) any related party transactions (as defined in the rules of the Securities and Exchange Commission).

B.
Responsibilities Regarding the Engagement of the Independent Accountants and the Appointment of the Internal Auditor

        In carrying out its responsibilities, the Committee shall:

  1.
  Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting), and have the sole authority, where appropriate, to replace the independent accountants. The independent accountants shall report directly to the Committee.

  2.
  Review and pre-approve all audit services and all permissible non-audit services to be performed by the independent accountants. The Committee may delegate the authority to grant pre-approvals to one or more designated members of the Committee, with any such pre-approval reported to the Committee at its next regularly scheduled meeting.

  3.
  Review and concur in the appointment, replacement, reassignment or dismissal of the director of internal audit.

  4.
  Ensure receipt from the independent accountants of a formal written statement delineating all relationships between such independent accountants and the Company or any other relationships that may adversely affect their independence, and, based on such review, shall assess their independence consistent with Independence Standards Board 1. The Committee shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact their objectivity and independence and take, or recommend that the Board take, appropriate action to oversee the independence of the independent accountants.

  5.
  On an annual basis, review the experience and qualifications of key members of the independent accountants and the independent accountant's quality control procedures.

2

C.
Responsibilities for Reviewing Internal Audits, the Annual External Audit and the Review of Financial Statements

        The Committee shall:

  1.
  Request the independent accountants to confirm that they are accountable to the Committee and that they will provide the Committee with timely analyses of significant financial reporting and internal control issues.

  2.
  Review with management significant risks and exposures identified by management and management's steps to minimize them.

  3.
  Review the scope of the internal and external audits with the Chief Financial Officer and the independent accountants.

  4.
  Review with management, the independent accountants and the Chief Financial Officer:

  (a)
  The Company's internal controls, including computerized information system controls and security; and

  (b)
  Any significant findings and recommendations made by the independent accountants or internal audit.

  5.
  After the completion of the annual audit examination, review with management and the independent accountants:

  (a)
  The Company's annual financial statements and related footnotes.

  (b)
  The independent accountants audit of and report on the financial statements.

  (c)
  The qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates.

  (d)
  Any significant difficulties or disputes with management encountered during the course of the audit.

  (e)
  Any other matters about the audit procedures or findings that Generally Accepted Accounting Standards (GAAS) require the auditors to discuss with the Committee.

  6.
  Review with management:

  (a)
  Any difficulties the internal auditor encountered while conducting audits, including any restrictions on the scope of their work or access to required information.

  (b)
  Any changes to the planned scope of the internal audit plan that the Committee thinks advisable.

  (c)
  The internal audit department's budget and staffing.

3

ANNEX B

         Young Broadcasting Inc.
2004 Equity Incentive Plan
 (formerly the "1995 Stock Option Plan")

		Page #
Article 1. Effective Date, Objectives and Duration		1
1.1	Effective Date of the Plan	1
1.2	Objectives of the Plan	1
1.3	Duration of the Plan	1
Article 2. Definitions		1
2.1	"Affiliate"	1
2.2	"Annual Incentive Award"	1
2.3	"Award"	1
2.4	"Award Agreement"	1
2.5	"Board"	1
2.6	"Code"	1
2.7	"Committee"	1
2.8	"Common Stock"	1
2.9	"Covered Employee"	1
2.10	"Deferred Stock"	2
2.11	"Disability"	2
2.12	"Dividend Equivalent"	2
2.13	"Eligible Person"	2
2.14	"Exchange Act"	2
2.15	"Fair Market Value"	2
2.16	"Grant Date"	2
2.17	"Grantee"	2
2.18	"Incentive Stock Option"	2
2.19	"including" or "includes"	2
2.20	"Mature Shares"	2
2.21	"Other Stock-Based Award"	3
2.22	"Option"	3
2.23	"Option Price"	3
2.24	"Option Term"	3
2.25	"Performance-Based Exception"	3
2.26	"Performance Measures"	3
2.27	"Performance Period"	3
2.28	"Performance Share" and "Performance Unit"	3
2.29	"Period of Restriction"	3
2.30	"Person"	3
2.31	"Restricted Shares"	3
2.32	"Rule 16b-3"	3
2.33	"SEC"	3
2.34	"Section 16 Non-Employee Director"	3
2.35	"Section 16 Person"	3
2.36	"Share"	3
2.37	"Stock Appreciation Right" or "SAR"	3
2.38	"Termination of Affiliation"	3
2.39	"Wrongful Activities"	4
Article 3. Administration		4
3.1	Committee	4
3.2	Powers of Committee	4
Article 4. Shares Subject to the Plan, Maximum Awards, and 162(m) Compliance		6
4.1	Number of Shares Available for Grants	6
4.2	Adjustments in Authorized Shares and Awards	6
4.3	Compliance with Section 162(m) of the Code	7

4.4	Performance-Based Exception Under Section 162(m)	7
Article 5. Eligibility and General Conditions of Awards		10
5.1	Eligibility	10
5.2	Award Agreement	10
5.3	General Terms and Termination of Affiliation	10
5.4	Nontransferability of Awards	11
5.5	Cancellation and Rescission of Awards	12
5.6	Stand-Alone, Tandem and Substitute Awards	12
5.7	Compliance with Rule 16b-3	13
5.8	Deferral of Award Payouts	13
Article 6. Stock Options		14
6.1	Grant of Options	14
6.2	Award Agreement	14
6.3	Option Price	14
6.4	Grant of Incentive Stock Options	14
6.5	Payment	15
Article 7. Stock Appreciation Rights		16
7.1	Issuance	16
7.2	Award Agreements	16
7.3	Grant Price	16
7.4	Exercise and Payment	16
7.5	Grant Limitations	16
Article 8. Restricted Shares		16
8.1	Grant of Restricted Shares	16
8.2	Award Agreement	16
8.3	Consideration for Restricted Shares	17
8.4	Effect of Forfeiture	17
8.5	Escrow; Legends	17
Article 9. Performance Units and Performance Shares		17
9.1	Grant of Performance Units and Performance Shares	17
9.2	Value/Performance Goals	17
9.3	Earning of Performance Units and Performance Shares	17
Article 10. Deferred Stock		18
10.1	Grant of Deferred Stock	18
10.2	Delivery and Limitations	18
Article 11. Dividend Equivalents		19
Article 12. Other Stock-Based Awards		19
Article 13. Annual Incentive Awards		19
13.1	Annual Incentive Awards	19
13.2	Definitions	19
13.3	Determination of Amount of Annual Incentive Awards	21
13.4	Time of Payment of Annual Incentive Awards	21
Article 14. Amendment, Modification, and Termination		21
14.1	Amendment, Modification, and Termination	21
14.2	Awards Previously Granted	22
Article 15. Withholding		22
15.1	Required Withholding	22
15.2	Notification under Code Section 83(b)	22
Article 16. Additional Provisions		23
16.1	Successors	23

ii

16.2	Gender and Number	23
16.3	Severability	23
16.4	Requirements of Law	23
16.5	Securities Law Compliance	23
16.6	No Rights as a Stockholder	23
16.7	Nature of Payments	24
16.8	Non-Exclusivity of Plan	24
16.9	Governing Law	24
16.10	Share Certificates	24
16.11	Unfunded Status of Awards; Creation of Trusts	24
16.12	Affiliation	24
16.13	Participation	24
16.14	Military Service	25
16.15	Construction	25
16.16	Headings	25
16.17	Obligations	25
16.18	Stockholder Approval	25

iii

YOUNG BROADCASTING INC.
2004 EQUITY INCENTIVE PLAN

Article 1.
Effective Date, Objectives and Duration

        1.1    Effective Date of the Plan.    Young Broadcasting Inc., a Delaware corporation (the "Company"), previously established a stock option plan known as the Young Broadcasting Inc. 1995 Stock Option Plan (the "Prior Plan"). The Company hereby amends, restates and renames the Prior Plan (as so amended, the "Plan") as set forth herein effective February 3, 2004 ("Effective Date"), subject to approval by the Company's stockholders.

        1.2    Objectives of the Plan.    The Plan is intended (a) to allow selected current and former employees and officers of and consultants to the Company and its Affiliates to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Affiliates in attracting new employees, officers and consultants and retaining existing employees, officers and consultants, (b) to optimize the profitability and growth of the Company and its Affiliates through incentives which are consistent with the Company's goals, (c) to provide Grantees with an incentive for excellence in individual performance, and (d) to promote teamwork among employees, officers and consultants.

        1.3    Duration of the Plan.    The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors of the Company ("Board") to amend or terminate the Plan at any time pursuant to Article 13 hereof, until the earlier of February 2, 2014, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Stock granted under the Plan shall have lapsed, according to the Plan's provisions. The termination of the Plan shall not adversely affect any Awards outstanding on the date of termination.

Article 2.
Definitions

        Whenever used in the Plan, the following terms shall have the meanings set forth below:

        2.1 "Affiliate" means any Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by or is under common control with the Company.

        2.2 "Annual Incentive Award" means an annual cash bonus payable to a Grantee under Article 13.

        2.3 "Award" means Annual Incentive Awards, Options (including non-qualified options and Incentive Stock Options), Stock Appreciation Rights, Restricted Shares, Performance Units (which may be paid in cash or Shares), Performance Shares, Deferred Stock, Dividend Equivalents, or Other Stock-Based Awards granted under the Plan.

        2.4 "Award Agreement" means the written agreement by which an Award shall be evidenced.

        2.5 "Board" means the Board of Directors of the Company.

        2.6 "Code" means the Internal Revenue Code of 1986 (and any successor Internal Revenue Code), as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

        2.7 "Committee" has the meaning set forth in Section 3.1(a).

1

        2.8 "Common Stock" means Class A and/or Class B common stock, $0.001 par value per share, of the Company.

        2.9 "Covered Employee" means a Grantee who, as of the last day of the fiscal year in which the value of an Award is recognizable as income for federal income tax purposes, is one of the group of "covered employees," within the meaning of Code Section 162(m), with respect to the Company.

        2.10 "Deferred Stock" means a right granted under Section 10.1 to receive Shares at the end of a specified deferral period.

        2.11 "Disability" means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan, a disability within the meaning of Section 22(e)(3) of the Code.

        2.12 "Dividend Equivalent" means a right to receive payments equal to dividends or property, if and when paid or distributed, on Shares.

        2.13 "Eligible Person" means any employee (including any officer) of, or non-employee consultant to, the Company or any Affiliate, or potential employee (including a potential officer) of, or non-employee consultant to, the Company or an Affiliate. A former employee (or former officer) of the Company or any Affiliate shall also be treated as an Eligible Person if and to the extent such former employee (or former officer) is entitled to be granted any Award (or Awards) under the Plan pursuant to the terms of an employment agreement or similar contract between the former employee (or former officer) and the Company or an Affiliate that was entered into prior to such former employee's (or former officer's) Termination of Affiliation. Solely for purposes of Section 5.6(b), the term Eligible Employee includes any current or former employee or non-employee director of, or consultant to, an Acquired Entity (as defined in Section 5.6(b)) who holds Acquired Entity Awards (as defined in Section 5.6(b)) immediately prior to the Acquisition Date (as defined in Section 5.6(b)).

        2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

        2.15 "Fair Market Value" means (a) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (b) with respect to Shares, unless otherwise determined in the good faith discretion of the Committee, as of any date, (i) the closing price on the date of determination reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table) (or, if no sale of Shares was reported for such date, on the most recent trading day prior to such date on which a sale of Shares was reported); (ii) if the Shares are not listed on the New York Stock Exchange, the closing sales price of the Shares on such other national exchange on which the Shares are principally traded, or as reported by the National Market System, or similar organization, as reported in the appropriate table or listing contained in The Wall Street Journal, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined (which determination shall be conclusive) in good faith by the Committee.

        2.16 "Grant Date" means the date on which an Award is granted or, in the case of a grant to an Eligible Person, such later date as specified in advance by the Committee.

        2.17 "Grantee" means a person who has been granted an Award.

2

        2.18 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code.

        2.19 "including" or "includes" means "including, without limitation," or "includes, without limitation," respectively.

        2.20 "Mature Shares" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

        2.21 "Other Stock-Based Award" means a right, granted under Article 12 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

        2.22 "Option" means an option granted under Article 6 of the Plan.

        2.23 "Option Price" means the price at which a Share may be purchased by a Grantee pursuant to an Option.

        2.24 "Option Term" means the period beginning on the Grant Date of an Option and ending on the date such Option expires, terminates or is cancelled.

        2.25 "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including the special provisions for options thereunder).

        2.26 "Performance Measures" has the meaning set forth in Section 4.4.

        2.27 "Performance Period" means the time period during which performance goals must be met.

        2.28 "Performance Share" and "Performance Unit" have the respective meanings set forth in Article 9.

        2.29 "Period of Restriction" means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

        2.30 "Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

        2.31 "Restricted Shares" means Shares that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

        2.32 "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

        2.33 "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

        2.34 "Section 16 Non-Employee Director" means a member of the Board who satisfies the requirements to qualify as a "non-employee director" under Rule 16b-3.

        2.35 "Section 16 Person" means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

        2.36 "Share" means a share of Common Stock, and such other securities of the Company as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

3

        2.37 "Stock Appreciation Right" or "SAR" means a right granted to an Eligible Person pursuant to Article 7 to receive, upon exercise by the Grantee, an amount equal to the number of Shares with respect to which the SAR is granted multiplied by the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before the date of exercise, over (ii) the grant price of the right as specified by the Committee.

        2.38 "Termination of Affiliation" occurs on the first day on which an individual is for any reason no longer providing services to the Company or an Affiliate in the capacity of an employee, officer or consultant or with respect to an individual who is an employee or officer of or a consultant to an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company.

        2.39 "Wrongful Activities" mean

  (a)
  the commission by the Grantee of a criminal act punishable as a felony with respect to his employment with, or performance of services to, the Company or any Affiliate; or

  (b)
  the unlawful taking or use by the Grantee of any asset or property of the Company or of any Affiliate; or

  (c)
  the breach by the Grantee of the terms of an Award Agreement or of any other written agreement between the Grantee and the Company or a Affiliate (including any predecessor entity or equity owner of such entity) insofar as such terms prohibit or otherwise restrict the Grantee from (i) using or disclosing any confidential information of the Company or any Affiliate, (ii) competing with, or rendering services to any competitor of, the Company or any Affiliate or (iii) making or publishing any statement (oral or written) that is negative or derogatory in any way to the Company, any Affiliate or any of their respective executive officers.

Article 3.
Administration

        3.1    Committee.

        (a) Subject to Section 3.2, the Plan shall be administered by a committee ("Committee"), the members of which shall be appointed by the Board from time to time and may be removed by the Board from time to time. To the extent the Board considers it desirable to comply with Rule 16b-3 or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom qualify as "outside directors" within the meaning of Code Section 162(m) and Section 16 Non-Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

        (b) The Committee may delegate to the Chief Executive Officer of the Company any or all of the authority of the Committee with respect to Awards to Grantees, other than Grantees who are executive officers, or are (or are expected to be) Covered Employees and/or are Section 16 Persons at the time any such delegated authority is exercised.

        3.2    Powers of Committee.    Subject to and consistent with the provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

        (a) to determine when, to whom and in what types and amounts Awards should be granted;

4

        (b) to grant Awards to Eligible Persons in any number, and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

        (c) to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent, or Other Stock-Based Award and to determine whether any performance or vesting conditions have been satisfied;

        (d) to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

        (e) to determine the Option Term and the SAR term;

        (f) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

        (g) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time or to extend the period subsequent to the Termination of Affiliation within which an Award may be exercised;

        (h) to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or if and to the extent specified in the Award Agreement automatically or at the election of the Committee (whether to limit loss of deductions pursuant to Code Section 162(m) or otherwise);

        (i) to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

        (j) to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

        (k) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

        (l) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

        (m) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to change the Option Price or grant price for an SAR or to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the

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Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

        (n) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

        (o) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

        (p) to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply;

        (q) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

        (r) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

        Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Sections 4.3 and 5.7(c)).

Article 4.
Shares Subject to the Plan, Maximum Awards, and 162(m) Compliance

        4.1    Number of Shares Available for Grants.    Before the Effective Date, the Prior Plan had authorized the issuance of 4,550,000 Shares. The Plan does not change this number of Shares authorized for issuance. Accordingly, the Plan will continue to have an aggregate of 4,550,000 Shares authorized for issuance. Of the 4,550,000 Shares authorized for issuance under the Prior Plan, an aggregate of 4,127,192 Shares have been issued or were subject to outstanding grants under the Prior Plan as of the Effective Date, leaving 422,808 Shares available to be issued under the Plan and not currently subject to outstanding grants; provided, however, that any Shares under an Award may again becoming available for issuance following forfeiture or termination as described in the subsequent paragraph, that adjustments may be made as provided in Section 4.2 and that Awards may be made pursuant to Section 5.6(b). Except as provided in the following paragraph, any Shares that have been or will be issued pursuant to Awards granted under the Prior Plan (including Shares issued prior to the Effective Date) will be charged against the 4,550,000 Shares authorized for issuance under this Plan.

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        If any Shares subject to an Award granted hereunder (or under the Prior Plan) are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any Shares subject to an Award granted hereunder (or under the Prior Plan) are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto ("Returned Shares"), such Returned Shares, shall again be available for grant under the Plan.

        The Committee shall from time to time determine the appropriate methodology for calculating the number of Shares to which an Award relates pursuant to the Plan.

        Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

        4.2    Adjustments in Authorized Shares and Awards.    In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (a) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (b) the number and type of Shares (or other securities or property) subject to outstanding Awards, (c) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, (d) the number and kind of Shares of outstanding Restricted Shares or relating to any other outstanding Award in connection with which Shares are subject, and (e) the number of Shares with respect to which Awards may be granted to a Grantee, as set forth in Section 4.3; provided, in each case, that with respect to Awards of Incentive Stock Options intended to continue to qualify as Incentive Stock Options after such adjustment, no such adjustment shall be authorized to the extent that such adjustment would cause the Incentive Stock Option to violate Section 424(a) of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

        4.3    Compliance with Section 162(m) of the Code.

        (a)    Section 162(m) Compliance.    To the extent the Committee determines that compliance with the Performance-Based Exception is desirable with respect to an Award (including Annual Incentive Awards under Article 13), this section 4.3(a) shall apply. Each Award that is intended to meet the Performance-Based Exception and is granted to a person the Committee believes likely to be a Covered Employee shall comply with the requirements of the Performance-Based Exception; provided, however, that to the extent Code Section 162(m) requires periodic shareholder approval of performance measures, such approval shall not be required for the continuation of the Plan or as a condition to grant any Award hereunder after such approval is required. In addition, in the event that changes are made to Code Section 162(m) to permit flexibility with respect to the Award or Awards available under the Plan, the Committee may, subject to this Section 4.3, make any adjustments to such Awards as it deems appropriate.

        (b)    Annual Individual Limitations.    No Grantee may be granted Awards for Options, SARs, Restricted Shares or Performance Shares (or any other Award which is determined by reference to the value of Shares or appreciation in the value of Shares) in any calendar year with respect to more than 500,000 Shares, no more than 250,000 of which may be in Restricted Shares or Performance Shares;

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provided, however, that these Awards are subject to adjustment as provided in Section 4.2 and except as otherwise provided in Section 5.6(b). The maximum value of Awards other than Annual Incentive Awards, Options, SARs, Restricted Shares or Performance Shares (or any other Award which is determined by reference to the value of Shares or appreciation in the value of Shares) that may be granted in any calendar year to any Grantee who is expected to be a Covered Employee (regardless of when such Award is settled) shall not exceed 200% of salary as of the beginning of such calendar year or 600% of salary as of the beginning of the Performance Period commencing within such calendar year with respect to Awards with a Performance Period of more than one year. For purposes of the preceding sentence, no more than $2,000,000 of salary may be taken into account.

        4.4    Performance-Based Exception Under Section 162(m).    Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 4.4, for Awards (other than Options) designed to qualify for the Performance-Based Exception, the objective Performance Measure(s) shall be chosen from among the following:

        (a) Earnings (either in the aggregate or on a per-share basis);

        (b) Net income or loss (either in the aggregate or on a per-share basis);

        (c) Operating income or loss;

        (d) Operating profit;

        (e) Annual cash flow provided by operations (including Operating Cash Flow as defined in Section 13.2(d));

        (f) Free cash flow (defined as Operating Cash Flow less interest expense and capital spending), either in the aggregate on a per-share basis;

        (g) Costs;

        (h) Gross revenues;

        (i) Reductions in expense levels in each case, where applicable, determined either on a Company-wide basis or in respect of any one or more business units;

        (j) Operating and maintenance cost management and employee productivity;

        (k) Stockholder returns (including return on assets, investments, equity, or gross sales);

        (l) Return measures (including return on assets, equity, or sales);

        (m) Share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time);

        (n) Net economic value;

        (o) Economic value added;

        (p) Aggregate product unit and pricing targets;

        (q) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

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        (r) Achievement of business or operational goals such as market share and/or business development;

        (s) Results of customer satisfaction surveys;

        (t) Safety record;

        (u) Network and service reliability; and/or

        (v) Debt ratings, debt leverage and debt service;

provided that applicable performance measures may be applied on a pre- or post-tax basis; and provided further that the Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other grants, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Measures within the time period prescribed by Section 162(m) of the Code. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Grantee, a department, unit, division or function within the Company or any one or more Affiliates; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

        The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualified for the Performance-Based Exception) be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward). The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

        In the event that applicable laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

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Article 5.
Eligibility and General Conditions of Awards

        5.1    Eligibility.    The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award.

        5.2    Award Agreement.    To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

        5.3    General Terms and Termination of Affiliation.    Except as provided in an Award Agreement or as otherwise provided below in this Section 5.3, all Options or SARs that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, or which have outstanding Performance Periods, at the time of a Termination of Affiliation shall be forfeited to the Company.

        (a)    Options and SARs.    Except as otherwise provided in an Award Agreement:

          (i) If Termination of Affiliation occurs for a reason other than retirement, death, Disability or cause, Options and SARs which were vested and exercisable immediately before such Termination of Affiliation shall remain exercisable for a period of ninety (90) days following such Termination of Affiliation (but not for more than ten (10) years from the grant date of the Award or expiration of the Option Term, if earlier) and shall then terminate.

          (ii) If Termination of Affiliation occurs by reason of retirement, death or Disability, Options and SARs will become immediately vested and exercisable upon such Termination of Affiliation and shall remain exercisable for a period of one (1) year following such Termination of Affiliation (but not for more than ten (10) years from the grant date of the Award or expiration of the Option Term, if earlier) and shall then terminate.

        (b)    Restricted Shares.    Except as otherwise provided in an Award Agreement:

          (i) If Termination of Affiliation occurs by reason of death or Disability, Restricted Shares will become immediately vested.

          (ii) If Termination of Affiliation occurs for any reason other than death or Disability, all Restricted Shares that are unvested or still subject to restrictions shall be forfeited by the Grantee and reacquired by the Company, and the Grantee shall sign any document and take any other action required to assign such Shares back to the Company.

        (c)    Deferred Stock.    Except as otherwise provided in an Award Agreement:

          (i) If Termination of Affiliation occurs by reason of death or Disability, Shares subject to a Deferred Stock Award will become immediately vested and thereupon become non-forfeitable and the Company shall, unless otherwise provided in an Award Agreement, promptly settle all Deferred Stock by delivery to the Grantee (or, after his or her death, to his or her estate or personal representative) of a number of unrestricted Shares equal to the aggregate number Shares underlying the Grantee's Deferred Stock.

          (ii) If Termination of Affiliation occurs by reason other than death or Disability, the Grantee's Deferred Stock, to the extent not vested immediately before such Termination of Affiliation, will be cancelled and forfeited to the Company; provided, however, to the extent the Grantee's Deferred Stock is vested, the Company shall, unless otherwise provided in an Award Agreement, promptly settle all Deferred Stock by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of vested Shares underlying the Grantee's Deferred Stock.

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        (d)    Performance Shares and Performance Units.    Except as otherwise provided in an Award Agreement:

          (i) If Termination of Affiliation occurs during a Performance Period for a reason other than retirement, Disability or death, all Performance Shares and Performance Units shall be forfeited upon such Termination of Affiliation.

          (ii) If Termination of Affiliation occurs during a Performance Period by reason of retirement, Disability or death, the Grantee shall be entitled to payment at or after conclusion of the Performance Period in accordance with the terms of the Award of that portion of the Performance Award equal to the amount that would be payable if the Grantee continued in employment for the remainder of the Performance Period multiplied by a fraction, the numerator of which is the number of days in the Performance Period preceding such Termination of Affiliation and the denominator of which is the total number of days in the Performance Period.

        (e)    Dividend Equivalents.    If Dividend Equivalents have been credited with respect to any Award and such Award (in whole or in part) is forfeited, all Dividend Equivalents issued in connection with such forfeited Award (or portion of an Award) shall also be forfeited to the Company.

        (f)    Waiver by Committee.    Notwithstanding the foregoing provisions of this Section 5.3, the Committee may in its sole discretion as to all or part of any Award as to any Grantee, at the time the Award is granted or thereafter, determine that Awards shall become exercisable or vested upon a Termination of Affiliation, determine that Awards shall continue to become exercisable or vested in full or in installments after Termination of Affiliation, extend the period for exercise of Options or SARs following Termination of Affiliation (but not beyond ten (10) years from the date of grant of the Option or SAR), or provide that any Restricted Share Award, Deferred Stock Award or Performance Award shall in whole or in part not be forfeited upon such Termination of Affiliation.

        5.4    Nontransferability of Awards.

        (a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee's lifetime, or, if permissible under applicable law, by the Grantee's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a "QDRO") as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974 as amended, or the rules thereunder.

        (b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee's death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

        (c) Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Deferred Stock and Awards other than Incentive Stock Options, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a "Permitted Transferee" in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the "Immediate Family" of a Grantee means the Grantee's spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews or the spouse of any of the foregoing individuals. Such Award may be exercised by such transferee in accordance with the terms of such Award. If so

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determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

        (d) Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

        5.5    Cancellation and Rescission of Awards.    Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

        (a) If and to the extent provided in the Award Agreement, in the event that a Grantee has a Termination of Affiliation that is initiated by the Company or an Affiliate because the Grantee has engaged in any Wrongful Activities or if at any time the Committee determines that the Grantee has engaged in any Wrongful Activity whether before or after his Termination of Affiliation, then, in either of such events, any and all outstanding Awards to such Grantee hereunder shall automatically terminate and be cancelled upon such Termination of Affiliation or determination by the Committee, as the case may be, regardless of the extent to which such Awards are or were otherwise vested, accrued or exercisable.

        (b) If and to the extent provided in an Award Agreement, upon the exercise or settlement an Award at any time whether before or after the Grantee's Termination of Affiliation, the Grantee shall certify on a form acceptable to the Committee that the Grantee has not engaged in any Wrongful Activities. In addition, to the extent provided in the Award Agreement, the exercise or settlement of any Award shall be cancelled and rescinded if the Committee determines that the Grantee has engaged in any Wrongful Activities at any time prior to the exercise or settlement of such Award or at any time during the period, not to exceed one (1) year, following the exercise or settlement of such Award. In the event the exercise or settlement of an Award is cancelled or rescinded pursuant to this subsection (b), the Grantee shall be required to return to the Company any cash, Shares or other property he received upon exercise or settlement of such Award (or, if the Grantee has sold such Shares or other property, any gain he realized upon the sale of such Shares or other property) and upon return of any such Shares or other property to the Company, the Company shall return to the Grantee the lesser of (i) the amount that the Grantee had paid to the Company for such Shares or other property or (ii) the Fair Market Value of such Shares or other property determined as of the date such Shares or property are returned to the Company.

        5.6    Stand-Alone, Tandem and Substitute Awards.

        (a) Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award or benefit granted by the Company or any Affiliate under any other plan, program, arrangement, contract or agreement (a "Non-Plan Award"); provided that if the stand-alone, tandem or substitute Award is intended to qualify for the Performance-Based Exception, it must separately satisfy the requirements of the Performance-Based Exception. If an Award is granted in substitution for another Award or any Non-Plan Award, the Committee shall require the surrender of such other Award or Non-Plan Award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or Non-Plan Awards may be granted either at the same time as or at a different time from the grant of such other Awards or Non-Plan Awards.

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        (b) The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan ("Substitute Awards") in substitution for stock and stock-based awards ("Acquired Entity Awards") held by current and former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the "Acquired Entity") with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition ("Acquisition Date") in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations of Sections 4.1 and 4.3 on the number of Shares reserved or available for grants, and the limitations under Sections 6.3 and 7.3 with respect to Option Prices and grant prices for SARs, shall not apply to Substitute Awards granted under this subsection (b).

        5.7    Compliance with Rule 16b-3.

        (a)    Six-Month Holding Period Advice.    Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b): (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

        (b)    Reformation to Comply with Exchange Act Rules.    To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

        (c)    Rule 16b-3 Administration.    Any function relating to a Section 16 Person shall be performed solely by the Committee if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company's independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

        5.8    Deferral of Award Payouts.    The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the exercise of an Option, the lapse or waiver of restrictions with respect to Restricted Shares, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards. If any such deferral is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee's deferral election.

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Article 6.
Stock Options

        6.1    Grant of Options.

        (a) Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

        (b) In addition, if and the extent permitted by the Committee, an Eligible Person may elect (an "Option Election") at such times and in accordance with such rules and procedures adopted by the Committee, to receive all or any portion of his salary and/or bonus (including any cash Award payable under this Plan) in the form of an Award of Options having a fair market value (as determined by the Committee using a Black-Scholes option pricing model or similar option pricing model, applied on the basis of such risk-free interest rate, expected option life, volatility, average stock price, and other applicable parameters, or formula therefor, as the Committee in its sole discretion deems appropriate) equal to the amount of salary and/or bonus subject to such Option Election.

        6.2    Award Agreement.    Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term (not to exceed ten (10) years from its Grant Date), the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

        6.3    Option Price.    The Option Price of an Option under this Plan shall be determined in the sole discretion of the Committee, but in no case shall the Option Price be less than 100% of the Fair Market Value of a Share on the Grant Date.

        6.4    Grant of Incentive Stock Options.    At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

        (a) shall be granted only to an employee of the Company or a Subsidiary Corporation (as defined below);

        (b) shall have an Option Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a "10% Owner"), have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

        (c) shall have an Option Term of not more than ten (10) years (five years if the Grantee is a 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

        (d) shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee's employer or any parent or Subsidiary Corporation ("Other Plans")) are exercisable for the first time by such Grantee during any calendar year ("Current Grant"), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

        (e) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year ("Prior Grants") would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a

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separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

        (f) shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) ("Disqualifying Disposition"), within 10 days of such a Disqualifying Disposition;

        (g) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee's death; and

        (h) shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

        For purposes of this Section 6.4, "Subsidiary Corporation" means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

        6.5    Payment.    Except as otherwise provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

        (a) cash, personal check or wire transfer;

        (b) Mature Shares, valued at their Fair Market Value on the date of exercise;

        (c) with the approval of the Committee, Restricted Shares held by the Grantee for at least six months prior to the exercise of the Option, each such share valued at the Fair Market Value of a Share on the date of exercise; or

        (d) subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes-Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

        The Committee may in its discretion specify that, if any Restricted Shares ("Tendered Restricted Shares") are used to pay the Option Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

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        At the discretion of the Committee and subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes-Oxley Act of 2002), the Company may loan a Grantee all or any portion of the amount payable by the Grantee to the Company upon exercise of the Option.

Article 7.
Stock Appreciation Rights

        7.1    Issuance.    Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. Any SAR related to a non-qualified Option (i.e., an Option that is not intended to be an Incentive Stock Option) may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any SAR related to an Incentive Stock Option must be granted at the same time such Option is granted. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

        7.2    Award Agreements.    Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee; provided that no SAR grant shall have a term of more than ten (10) years from the date of grant of the SAR.

        7.3    Grant Price.    The grant price of a SAR shall be determined by the Committee in its sole discretion; provided that the grant price shall not be less than the lesser of 100% of the Fair Market Value of a Share on the date of the grant of the SAR, or the Option Price under the non-qualified Option to which the SAR relates.

        7.4    Exercise and Payment.    Upon the exercise of SARs, the Grantee shall be entitled to receive the value thereof. The Fair Market Value of a Share on the date of exercise of SARs shall be determined in the same manner as the Fair Market Value of a Share on the date of grant of an Option is determined. SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. Unless the Award Agreement provides otherwise or reserves to the Committee or the Grantee or both the right to defer payment, the Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

        7.5    Grant Limitations.    The Committee may at any time impose any other limitations upon the exercise of SARs which, in the Committee's sole discretion, are necessary or desirable in order for Grantees to qualify for an exemption from Section 16(b) of the Exchange Act.

Article 8.
Restricted Shares

        8.1    Grant of Restricted Shares.    Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

        8.2    Award Agreement.    Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions

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on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws.

        8.3    Consideration for Restricted Shares.    The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

        8.4    Effect of Forfeiture.    If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Shares.

        8.5    Escrow; Legends.    The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

Article 9.
Performance Units and Performance Shares

        9.1    Grant of Performance Units and Performance Shares.    Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

        9.2    Value/Performance Goals.    The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be objective Performance Measures satisfying the requirements for the Performance-Based Exception, and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

        (a)    Performance Unit.    Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

        (b)    Performance Share.    Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

        9.3    Earning of Performance Units and Performance Shares.    After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. If a Performance Unit or Performance Share Award is intended to comply with the Performance-Based Exception, the Committee shall certify the level of achievement of the performance goals in writing before the Award is settled.

        At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

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        If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

        At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with grants of Performance Units or Performance Shares which have been earned, but not yet delivered to the Grantee.

Article 10.
Deferred Stock

        10.1    Grant of Deferred Stock.

        (a) Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock to any Eligible Person, in such amount and upon such terms as the Committee shall determine, including to the extent permitted by the Committee grants at the election of a Grantee to convert Shares to be acquired upon Option exercise, upon lapse of restrictions on Restricted Shares, or vesting of Performance Shares, into such Deferred Stock.

        (b) In addition, if and the extent permitted by the Committee, an Eligible Person may elect (a "Deferral Election") at such times and in accordance with such rules and procedures adopted by the Committee, to receive all or any portion of his salary and/or bonus (including any cash Award payable under this Plan) in the form of a number of shares of Deferred Stock equal to the quotient of the amount of salary and/or cash bonus to be paid in the form of Deferred Stock divided by the Fair Market Value of a Share on the date such salary or bonus would otherwise be paid in cash.

        10.2    Delivery and Limitations.    Delivery of Shares will occur upon expiration of the deferral period specified for the Award of Deferred Stock by the Committee. In addition, an Award of Deferred Stock shall be subject to such limitations as the Committee may impose, which limitations may lapse at the expiration of the deferral period or at other specified times, separately or in combination, in installments or otherwise, as the Committee shall determine at the time of grant or thereafter. Unless and only to the extent that the Committee shall provide otherwise in the Award Agreement, a Grantee awarded Deferred Stock will have no voting rights but will have the rights to receive Dividend Equivalents in respect of Deferred Stock, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock unless the Committee determines in its sole discretion to make payment of Dividend Equivalents in cash.

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Article 11.
Dividend Equivalents

        The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested.

Article 12.
Other Stock-Based Awards

        The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 12 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 13.
Annual Incentive Awards

        13.1    Annual Incentive Awards.    Subject to and consistent with the provisions of the Plan, Annual Incentive Awards may be granted to any Eligible Person in accordance with the provisions of this Article 13.

        13.2    Definitions.    For purposes of this Section 13, the following terms have the meaning set forth below:

          (a)   "Annual Incentive Awards" means the amount payable to a Participant pursuant to Section 13.3 for any Year. In addition, the Committee is authorized to pay an Annual Incentive Awards to a Participant for a period of less than a full Year; provided, however, that any Annual Incentive Award paid for a partial Year shall be deducted from the Bonus Pool for the Year to which such Annual Incentive Award relates.

          (b)   "Bonus Pool" means for any Year, an amount equal to 9.5% of the Operating Cash Flow for such Year. The Bonus Pool will be reduced by any Annual Incentive Award payable to a Participant with respect to a period of less than a full Year.

          (c)   "Consolidated Interest Expense" means, with respect to any period, the sum of (i) the interest expense of the Company and its subsidiaries for such period, determined on a consolidated basis in accordance with GAAP consistently applied, including, without limitation, (a) amortization of debt discount, (b) the net payments, if any, under interest rate contracts (including amortization of discounts), (c) the interest portion of any deferred payment obligation and (d) accrued interest, plus (ii) the interest component of the Capital Lease Obligations paid, accrued and/or scheduled to be paid or accrued by the Company during such period, and all capitalized interest of the Company and its subsidiaries, in each case as determined on a consolidated basis in accordance with GAAP consistently applied.

          (d)   "Consolidated Net Income" means, with respect to any period, the net income (or loss) of the Company and its subsidiaries for such period, determined on a consolidated basis in

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  accordance with GAAP consistently applied, adjusted, to the extent included in calculating such net income (or loss), by excluding, without duplication, (i) all extraordinary gains but not losses (less all fees and expenses relating thereto), (ii) the portion of net income (or loss) of the Company and its subsidiaries allocable to interests in unconsolidated Persons or except to the extent of the amount of dividends or distributions actually paid to the Company or its subsidiaries by such other Person during such period, (iii) net income (or loss) of any Person combined with the Company or any of its subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iv) net gain but not losses (less all fees and expenses relating thereto) in respect of dispositions of assets (including, without limitation, pursuant to sale and leaseback transactions) other than in the ordinary course of business, or (v) the net income of any subsidiary to the extent that the declaration of dividends or similar distributions by that subsidiary of that income to the Company is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that subsidiary or its stockholders.

          (e)   "Film Contracts" means contracts with suppliers that convey the right to broadcast specified films, videotape motion pictures, syndicated television programs or sports or other programming.

          (f)    "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the effective date of this Plan.

          (g)   "Maximum Potential Annual Incentive Award" with respect to a Participant for a Year shall equal the Bonus Pool for such Year multiplied by a fraction the numerator of which is the Participant's Target Bonus Opportunity for such Year and the denominator of which is the sum of the Target Bonus Opportunity of all Participants for such Year. Notwithstanding the foregoing, if the fraction determined in the preceding sentence for any Participant exceeds 25%, the Participant's Target Bonus Opportunity for such Year shall be reduced until the fraction does not exceed 25%.

          (h)   "Operating Cash Flow" means, with respect to any period, the Consolidated Net Income of the Company and its subsidiaries for such period, plus (i) extraordinary net losses and net losses realized on any sale of assets during such period, to the extent such losses were deducted in computing Consolidated Net Income, plus (ii) provision for taxes based on income or profits, to the extent such provision for taxes was included in computing such Consolidated Net Income, and any provision for taxes utilized in computing the net losses under clause (i) hereof, plus (iii) Consolidated Interest Expense of the Company and its subsidiaries for such period, plus (iv) depreciation, amortization and all other non-cash charges, to the extent such depreciation, amortization and other non-cash charged were deducted in computing such Consolidated Net Income (including amortization of goodwill and other intangibles, including Film Contracts and write-downs of Film Contracts), minus (v) any cash payments contractually required to be made with respect to Film Contracts (to the extent not previously included in computing such Consolidated Net Income).

          (i)    "Participant" means an Eligible Person who is selected by the Committee to be eligible to receive an Annual Incentive Award for the Year. The Committee shall designate the Participants for a Year within the first ninety (90) days of such Year or, in the case of a Person who is hired or promoted to a position which warrants the Person becoming a Participant after the first day of the Year, within ninety (90) days of such hiring or promotion but not later than the elapse of 25% of the remainder of such Year after such hiring or promotion. The Committee may designate an

20

  Eligible Person as a Participant for a full Year or for a period of less than a full Year; provided, however, that any Annual Incentive Award payable to any Participant with respect to a partial Year, shall be charged against the Participant's share of the Bonus Pool for the Year.

          (j)    "Target Bonus Opportunity" means for any Participant for a Year (i) the target bonus specified in the Participant's employment agreement with the Company for such Year based on the Participant's base salary in effect on the first day of such Year, or (ii) if the Participant does not have an employment agreement as of the first day of such Year, the percentage of such Participant's base salary in effect on the first day of such Year (or such later date as such person is designated as a Participant) as determined by the Committee in its sole discretion within the first ninety (90) days of such Year (or before such later date as such person is designated as a Participant).

          (k)   "Year" means the fiscal year of the Company.

        13.3    Determination of Amount of Annual Incentive Awards.

          (a)   As soon as feasible after the close of each Year, the independent certified public accountants of the Company shall determine and report the Operating Cash Flow for such Year and the Committee shall certify the amount of the Maximum Potential Annual Incentive Award for each Participant for such Year.

          (b)   The amount of the Annual Incentive Award payable to any Participant for a Year shall be the Participant's Maximum Potential Annual Incentive Award for such Year reduced by such amount as the Committee may in its absolute discretion determine based on such criteria, factors and measures (which may but need not be the Performance Measures set forth in Section 4.4) as the Committee deems appropriate, or the Committee may decide not to pay any Annual Incentive Award to the Participant for the Year. In no event shall a Participant's Annual Incentive Award for a Year exceed the Participant's Maximum Potential Annual Incentive Award determined and certified by the Committee in subsection (a). The determination of the Committee to reduce the amount of the Annual Incentive Award payable to one or more Participants for a Year (or the decision of the Committee not to pay any Annual Incentive Award to one or more Participants for a Year) shall not affect the Maximum Potential Annual Incentive Award of any other Participant for such Year.

          (c)   If a Participant has a Termination of Affiliation during the Year, the Committee may, in its absolute discretion and under such rules as the Committee may from time to time prescribe, authorize the payment of an Annual Incentive Award to such Participant in accordance with the foregoing provisions of this Section 13.3 and in the absence of such determination by the Committee the Participant shall receive no Annual Incentive Award for such Year.

          (d)   The Committee shall determine the amount of the Annual Incentive Award payable to each Participant as soon as administratively practicable after the end of each Year but not later than 90 days after the end of such Year.

        13.4    Time of Payment of Annual Incentive Awards.    Annual Incentive Awards shall be paid in cash as soon as administratively practicable after the Committee determines the amount of the Award payable under Section 13.3(b) but not later than 90 days after the end of such Year.

Article 14.
Amendment, Modification, and Termination

        14.1    Amendment, Modification, and Termination.    Subject to Section 14.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company's stockholders, except that (a) any amendment or alteration

21

shall be subject to the approval of the Company's stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

        14.2    Awards Previously Granted.    Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 15.
Withholding

        15.1    Required Withholding.

          (a)   The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Deferred Stock, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the "Tax Date"), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare ("FICA") taxes by one or a combination of the following methods:

  (i)
  payment of an amount in cash equal to the amount to be withheld;

  (ii)
  delivering part or all of the amount to be withheld in the form of Mature Shares valued at their Fair Market Value on the Tax Date;

  (iii)
  requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Deferred Stock, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

  (iv)
  withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option to be satisfied by withholding Shares upon exercise of such Option pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares or delivery of Mature Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

          (b)   Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

        15.2    Notification under Code Section 83(b).    If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

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Article 16.
Additional Provisions

        16.1    Successors.    All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

        16.2    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

        16.3    Severability.    If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

        16.4    Requirements of Law.    The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

        16.5    Securities Law Compliance.

          (a)   If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

          (b)   If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

        16.6    No Rights as a Stockholder.    No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the

23

Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

        16.7    Nature of Payments.    Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

        16.8    Non-Exclusivity of Plan.    Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees as it may deem desirable.

        16.9    Governing Law.    The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

        16.10    Share Certificates.    All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Grantee, the Committee may require any Grantee to enter into an agreement providing that certificates representing Shares deliverable or delivered pursuant to an Award shall remain in the physical custody of the Company or such other person as the Committee may designate.

        16.11    Unfunded Status of Awards; Creation of Trusts.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

        16.12    Affiliation.    Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee's employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to the Company or any Affiliate.

        16.13    Participation.    No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

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        16.14    Military Service.    Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

        16.15    Construction.    The following rules of construction will apply to the Plan: (a) the word "or" is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

        16.16    Headings.    The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

        16.17    Obligations.    Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee's employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

        16.18    Stockholder Approval.    All Awards granted on or after the Effective Date and prior to the date the Company's stockholders approve the amended and restated Plan are expressly conditioned upon and subject to approval of the amended and restated Plan by the Company's stockholders.

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ANNEX C

         Young Broadcasting Inc.

Non-Employee Directors
2003 Deferred Stock Unit Plan

ARTICLE 6—Deferred Stock Units		4
6.1	Mandatory Deferral and Automatic Grant of Deferred Stock Units	4
6.2	Election to Receive Deferred Stock Units in Lieu of Directors Fees	4
6.3	Deferral Elections	5
6.4	Deferral Account	5
ARTICLE 7—Amendment, Modification, and Termination		6
7.1	Amendment, Modification, and Termination	6
7.2	Awards Previously Granted	6
ARTICLE 8—Additional Provisions		6
8.1	Successors	6
8.2	Severability	6
8.3	Requirements of Law	7
8.4	Securities Compliance	7
8.5	No Rights as a Stockholder	7
8.6	Non-Exclusivity of Plan	7
8.7	Governing Law	7
8.8	Unfunded Status of Awards	7
8.9	Construction	7
8.10	Headings	8
8.11	Obligations	8
8.12	No Right to Continue as Director	8
8.13	Stockholder Approval	8

ii

YOUNG BROADCASTING INC.
NON-EMPLOYEE DIRECTORS
2003 DEFERRED STOCK UNIT PLAN

ARTICLE 1.
EFFECTIVE DATE, OBJECTIVES AND DURATION

        1.1    Effective Date of the Plan.    Young Broadcasting Inc., a Delaware corporation (the "Company"), hereby establishes the Young Broadcasting Inc. Non-Employee Directors 2003 Deferred Stock Unit Plan (the "Plan") as set forth herein effective October 1, 2003 ("Effective Date"), subject to approval by the Company's stockholders.

        1.2    Objectives of the Plan.    The Plan is intended to attract and retain highly qualified persons to serve as Non-Employee Directors and to provide such Non-Employee Directors with a long-term proprietary interest in the Company, thereby aligning such Non-Employee Directors' interests more closely with the interests of the Company's stockholders.

        1.3    Duration of the Plan.    The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors of the Company ("Board") to amend or terminate the Plan at any time pursuant to Article 7 hereof, until the earlier of September 30, 2013, or the date all Shares subject to the Plan shall have been issued according to the Plan's provisions.

ARTICLE 2.
DEFINITIONS

        Whenever used in the Plan, the following terms shall have the meanings set forth below:

          2.1   "Affiliate" means any Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by or is under common control with the Company.

          2.2   "Award" means the grant of Deferred Stock Units under this Plan.

          2.3   "Award Certificate" means the written certificate by which an Award shall be evidenced.

          2.4   "Board" means the Board of Directors of the Company.

          2.5   "Cash Fees" means the portion of a Non-Employee Director's Directors Fees for a Year in excess of his Mandatorily Deferred Fees. A Non-Employee Director's Cash Fees shall be paid to the Non-Employee Director in cash except to the extent paid in the form of Deferred Stock Units pursuant to a deferral election in accordance with Section 6.3.

          2.6   "Cause" means one or more of the following as determined by the Board:

          (a)   a Grantee's commission of a crime which, in the judgment of the Board, either involved moral turpitude or resulted in or is likely to result in damage or injury to the Company;

          (b)   a Grantee's willful and deliberate act or failure to act which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, which causes material damage or injury, financial or otherwise, to the Company; or

          (c)   the Grantee's consistent neglect of his duties to the Company or the Grantee's gross negligence in the performance of his duties to the Company.

          2.7   "Common Stock" means the Class A common stock, $0.001 par value, of the Company.

          2.8   "Deferral Election" means an election made by a Non-Employee Director in accordance with Section 6.3 to receive all or part of his Cash Fees in the form of Deferred Stock Units.

          2.9   "Deferred Stock Unit" means a right, granted under this Plan, to receive one (1) Share on the Settlement Date.

          2.10 "Directors Fees" mean the annual fees (including annual retainer fees, fees for service on a committee, and fees for service as chairman of the Board or chairman of a committee of the Board) paid or accrued by the Company to a Non-Employee Director for a Year, excluding meeting fees.

          2.11 "Disability" means a mental or physical condition which, in the judgment of the Board, renders a Grantee unable to perform any of the principal responsibilities of a Non-Employee Director, and which condition is expected to be permanent or for an indefinite duration exceeding two years.

          2.12 "Dividend Equivalent" means a right to have an amount credited to a Grantee's Deferral Account with respect to Deferred Stock Units credited thereto equal to the dividends or property, if and when paid or distributed, on a specified number of Shares.

          2.13 "Fair Market Value" of Shares as of any date means (a) the closing price on the date of determination reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table) (or, if no sale of Shares was reported for such date, on the most recent trading day prior to such date on which a sale of Shares was reported); (b) if the Shares are not listed on the New York Stock Exchange, the closing sales price of the Shares on such other national exchange on which the Shares are principally traded, or as reported by the National Market System, or similar organization, as reported in the appropriate table or listing contained in The Wall Street Journal, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (c) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined (which determination shall be conclusive) in good faith by the Board.

          2.14 "Grant Date" means the date on which Deferred Stock Units are granted.

          2.15 "Grantee" means a Non-Employee Director who has been granted an Award.

          2.16 "including" or "includes" means "including, without limitation," or "includes, without limitation," respectively.

          2.17 "Involuntary Termination of Affiliation" means a Termination of Affiliation for any reason other than (a) the Non-Employee Director's voluntarily resignation from the Board or (b) the Non-Employee Director's voluntary request not to be nominated for election to the Board.

          2.18 "Mandatorily Deferred Fees" means the portion of the Directors Fees that the Non-Employee Director is required to receive in the form of Deferred Stock Units pursuant to Section 6.1.

          2.19 "Non-Employee Director" means a member of the Board who is not an employee of the Company or any Affiliate.

          2.20 "Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

          2.21 "Settlement Date" means the date specified in Section 6.4(b) for delivery by the Company of Shares to the Grantee in settlement of his vested Deferred Stock Units.

          2.22 "Share" means a share of Common Stock, and such other securities of the Company as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

          2.23 "Termination of Affiliation" occurs on the first day on which a Grantee is for any reason no longer providing services to the Company as a Director.

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          2.24 "Year" means the twelve consecutive month period commencing on October 1 and ending the following September 30.

ARTICLE 3.
ADMINISTRATION

        3.1    Administered by the Board.    Subject to Section 3.2, the Plan shall be administered by the full Board of Directors.

        3.2    Powers of Board.    Subject to and consistent with the provisions of the Plan, the full Board has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

          (a)   to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

          (b)   to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

          (c)   to appoint such agents as the Board may deem necessary or advisable to administer the Plan;

          (d)   to make adjustments in the terms and conditions of Awards in accordance with Section 4.2;

          (e)   to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Certificate or any other instrument entered into or relating to an Award under the Plan; and

          (f)    to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Board may deem necessary or advisable for the administration of the Plan.

        Any action of the Board with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Board may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Board must or may make any determination shall be determined by the Board, and any such determination may thereafter be modified by the Board. The express grant of any specific power to the Board and the taking of any action by the Board, shall not be construed as limiting any power or authority of the Board.

ARTICLE 4.
SHARES SUBJECT TO THE PLAN

        4.1    Number of Shares Available for Grants.    Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for delivery under the Plan shall be 100,000. If any Deferred Stock Units granted hereunder are forfeited, the Shares subject to such Deferred Stock Units, to the extent of any such forfeiture, shall again be available for grant under the Plan.

        Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

        4.2    Adjustments in Authorized Shares and Deferred Stock Units.    In the event of any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or

3

reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event that affects the Shares such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (a) the number and type of Shares (or other securities) with respect to which Awards may be granted, (b) the number and type of Shares (or other securities) subject to outstanding Awards, and (c) if deemed appropriate, make provision for a cash payment in settlement of outstanding Awards.

ARTICLE 5.
ELIGIBILITY AND GENERAL CONDITIONS OF AWARDS

        5.1    Eligibility.    Each Person who, on any date on which an Award is to be granted, is a Non-Employee Director shall be eligible to receive an Award hereunder.

        5.2    Award Certificate.    To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Certificate.

        5.3    General Terms and Termination of Affiliation.    The Board may impose on any Award or settlement thereof, at the date of grant or, subject to the provisions of Section 7.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Board shall determine. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as provided in Section 6.1(b), all Awards that are not otherwise vested at the time of a Non-Employee Director's Termination of Affiliation shall be forfeited to the Company.

        5.4    Nontransferability of Awards.    No Award (prior to the time, Shares are delivered in settlement of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee's death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

ARTICLE 6.
DEFERRED STOCK UNITS

        6.1    Mandatory Deferral and Automatic Grant of Deferred Stock Units.    For each Year, 50% (or such higher or lower percentage declared by the Board prior to the beginning of the Year) of each Non-Employee Director's Directors Fees for such Year shall be distributed to the Non-Employee Director in the form of Deferred Stock Units in accordance with the terms and conditions set forth in this Section 6.1. The amount of Directors Fees that a Non-Employee Director is required to receive in the form of Deferred Stock Units pursuant to this Section 6.1 is referred to as "Mandatorily Deferred Fees."

          (a)    Grant Date.    The Grant Date for the Deferred Stock Units granted to a Non-Employee Director pursuant to this Section 6.1 for a Year shall be (i) the first trading day of such Year if the Grantee is a Non-Employee Director on such date or, (ii) the first trading day on or next following the date on which the Grantee first becomes a Non-Employee Director during such Year if the Grantee is not a Non-Employee Director on first trading day of the Year.

4

          (b)    Number of Shares Subject to Automatic Grant.    The number of Deferred Stock Units (including fractional units) granted to each Non-Employee Director pursuant to this Section 6.1 for a Year will equal the quotient of the Non-Employee Director's Mandatorily Deferred Fees for such Year divided by the Fair Market Value of a Share on the Grant Date with respect to such Deferred Stock Units.

          (c)    Forfeiture of Unvested Deferred Stock Units Upon Termination of Affiliation.    Fifty percent (50%) of the Deferred Stock Units granted under this Section 6.1 will vest on the first anniversary of the Grant Date for such Deferred Stock Units and the remaining fifty percent (50%) of such Deferred Stock Units will vest on the second anniversary of the Grant Date for such Deferred Stock Units. All of a Grantee's unvested Deferred Stock Units will become fully vested immediately upon the Grantee's Involuntary Termination of Affiliation for reasons other than Cause. Unvested Deferred Stock Units granted pursuant to this Section 6.1 shall be forfeited upon the Grantee's Termination of Affiliation (other than an Involuntary Termination of Affiliation for reasons other than Cause).

        6.2    Election to Receive Deferred Stock Units in Lieu of Cash Directors Fees.    A Non-Employee Director who makes a Deferral Election in accordance with Section 6.3 shall receive all or part (as he elects) of his Cash Fees in the form of Deferred Stock Units. The Grant Date for the Deferred Stock Units granted pursuant to a Deferral Election will be the date on which the Cash Fees to which the Deferred Stock Units relate would have been paid in cash in the absence of the Deferral Election. The number of Deferred Stock Units (including fractional units) granted pursuant to a Deferral Election will equal the quotient of the amount of Cash Fees the Non-Employee Director elects to defer pursuant to his Deferral Election for the Year divided by the Fair Market Value of a Share on the Grant Date.

        Deferred Stock Units granted pursuant to a Deferral Election shall be fully vested and nonforfeitable at all times.

        6.3    Deferral Elections.    A Non-Employee Director may make a deferral election (a "Deferral Election") to receive all or part of his Cash Fees for a Year in the form of Deferred Stock Units in lieu of cash in accordance with such procedures adopted by the Board that are consistent with the provisions of this Section 6.3.

          (a)    Timing of Deferral Elections.    A Deferral Election for a Year must be filed with the Chief Financial Officer of the Company no later than July 1 of the Year preceding the Year in which the Cash Fees to which the Deferral Election applies would otherwise be paid in the absence of such election; provided that any newly elected or appointed Non-Employee Director may file a Deferral Election not later than 30 days after the date such person first became a Non-Employee Director. A Deferral Election shall apply solely to Cash Fees earned after the Deferral Election is filed.

          A Deferral Election for a Year shall be irrevocable as of the filing deadline for such Year and shall apply to all Cash Fees otherwise payable in the Year for which such Deferral Election was made. A Deferral Election shall remain in effect with respect to Cash Fees payable in subsequent Years unless the Non-Employee Director revokes or changes his Deferral Election prior to the filing deadline for such subsequent Year.

          (b)    Content of Deferral Elections.    A Deferral Election must specify the percentage or dollar amount of Cash Fees to be paid in the form of Deferred Stock Units.

        6.4    Deferral Account.    The Company shall establish an account ("Deferral Account") on its books for each Non-Employee Director who is granted Deferred Stock Units pursuant to this Article 6. The Deferred Stock Units (including fractional units) shall be credited to the Non-Employee Director's Deferral Account as of the date on which such Deferred Stock Units are granted. Deferral Accounts

5

shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing amounts credited to Deferral Accounts. The obligation to make distributions of Shares in settlement of Non-Employee Directors' Deferral Accounts shall be an unfunded unsecured obligation of the Company.

          (a)    Crediting of Dividend Equivalents.    Whenever dividends or other distributions are paid with respect to Shares, Dividend Equivalents shall be credited to Deferral Accounts with respect to all Deferred Stock Units credited thereto as of the record date for such dividend or distribution. Such Dividend Equivalents shall be credited to the Deferral Account in the form of additional Deferred Stock Units (including fractional units) in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share at the payment date of such dividend or distribution. The Deferred Stock Units granted with respect to Dividend Equivalents shall vest at the same time as the Deferred Stock Units to which such Dividend Equivalents relate.

          (b)    Settlement of Deferral Accounts.    The Company shall settle a Grantee's Deferral Account by delivering to the holder thereof (which may be the Grantee or his beneficiary) a number of Shares equal to the whole number of vested Deferred Stock Units then credited to the Grantee's Deferral Account; provided that any vested fractional Deferred Stock Unit remaining in the Deferral Account on the Settlement Date shall be distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date multiplied by the remaining vested fractional Deferred Stock Unit. The Settlement Date for all vested Deferred Stock Units credited to a Grantee's Deferral Account shall be the 180th day following the Non-Employee Director's Termination of Affiliation (or, if such 180th day is not a business day, the first business day immediately succeeding such 180th day).

ARTICLE 7.
AMENDMENT, MODIFICATION, AND TERMINATION

        7.1    Amendment, Modification, and Termination.    Subject to Section 7.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company's stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company's stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

        7.2    Awards Previously Granted.    Except as otherwise specifically permitted in the Plan or an Award Certificate, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

ARTICLE 8.
ADDITIONAL PROVISIONS

        8.1    Successors.    All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

        8.2    Severability.    If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a

6

manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

        8.3    Requirements of Law.    The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award Certificate, Grantees shall not be entitled to receive benefits under any Award, and the Company shall not be obligated to deliver any Shares to a Grantee, if delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

        8.4    Securities Law Compliance.

          (a)   If the Board deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Board may impose any restriction on Awards or Shares acquired pursuant to settlement of Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under federal or state securities laws, rules and regulations thereunder and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Board may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. If so requested by the Company, the Grantee shall make a written representation to the Company that he will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

          (b)   If the Board determines that the delivery of Shares pursuant to settlement of any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities, then the Board may postpone any such delivery, but the Company shall use all reasonable efforts to cause such delivery to comply with all such provisions at the earliest practicable date.

        8.5    No Rights as a Stockholder.    No Grantee shall have any rights as a stockholder of the Company with respect to the Shares which may be deliverable upon settlement of such Award until such Shares have been delivered to him.

        8.6    Non-Exclusivity of Plan.    Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for Non-Employee Directors as it may deem desirable.

        8.7    Governing Law.    The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

        8.8    Unfunded Status of Awards.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. Nothing contained in the Plan or any Award Certificate shall give any Grantee any rights that are greater than those of a general creditor of the Company with respect to an Deferred Stock Units unless and until the Shares have been delivered to the Grantee or his beneficiary in settlement of such Deferred Stock Units.

        8.9    Construction.    Except where otherwise indicated by the context, the following rules of construction will apply to the Plan: (a) the word "or" is disjunctive but not necessarily exclusive,

7

(b) any masculine term used herein also shall include the feminine, and (c) the plural shall include the singular and the singular shall include the plural.

        8.10    Headings.    The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

        8.11    Obligations.    Except as otherwise provided in Section 8.1 or as otherwise specified in the Award Certificate, the obligation to deliver, pay or transfer any amount of money or Shares or other property pursuant to Awards under this Plan shall be the sole obligation of the Company.

        8.12    No Right to Continue as Director.    Nothing in the Plan or any Award Certificate shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

        8.13    Stockholder Approval.    All Awards granted on or after the Effective Date and prior to the date the Company's stockholders approve the amended and restated Plan are expressly conditioned upon and subject to approval of the Plan by the Company's stockholders.

8

ANNUAL MEETING OF STOCKHOLDERS OF

YOUNG BROADCASTING INC.

May 4, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
"FOR" PROPOSALS 2, 3 and 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.	Election of Directors	NOMINEES
☐	FOR ALL NOMINEES	O	Bernard F. Curry
		O	Alfred J. Hickey, Jr.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O	David C. Lee
		O	Leif Lomo
		O	Richard C. Lowe
☐	FOR ALL EXCEPT	O	Deborah A. McDermott
	(See instructions below)	O	James A. Morgan
		O	Adam Young
		O	Vincent J. Young

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the Young Broadcasting Inc. 2004 Equity Incentive Plan.	☐	☐	☐
3.	Proposal to approve the Young Broadcasting Inc. 2003 Non-Employee Directors' Deferred Stock Unit Plan.	☐	☐	☐
4.	Proposal to Ratify selection of Ernst & Young LLP as Independent Auditors.	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note		☐
that changes to the registered name(s) on the account may not be submitted via this method.
Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

YOUNG BROADCASTING INC.
599 LEXINGTON AVENUE
NEW YORK, NEW YORK 10022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Vincent J. Young and James A. Morgan, as proxies, each with the power of substitution, and hereby authorizes them to vote all shares of Class A Common Stock and Class B Common Stock of the undersigned at the 2004 Annual Meeting of Stockholders of Young Broadcasting Inc., to be held at the offices of KWQC-TV, 805 Brady Street, Davenport, Iowa at 8:30 a.m., local time, on Tuesday, May 4, 2004, and any adjournment or postponement thereof.

        WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" THE OTHER PROPOSALS SET FORTH ON THE REVERSE SIDE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

QuickLinks

YOUNG BROADCASTING INC.
NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 4, 2004
YOUNG BROADCASTING INC.
PROXY STATEMENT FOR 2004 ANNUAL MEETING OF STOCKHOLDERS To Be Held On May 4, 2004
INTRODUCTION
PROPOSAL ONE—ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
EXECUTIVE COMPENSATION
Summary Compensation Table
Fiscal Year-End Option Values
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
PROPOSAL TWO
APPROVAL OF THE YOUNG BROADCASTING INC. 2004 EQUITY INCENTIVE PLAN
PROPOSAL THREE
APPROVAL OF THE 2003 NON-EMPLOYEE DIRECTORS' DEFERRED STOCK UNIT PLAN
PROPOSAL FOUR
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
ANNUAL REPORT
OTHER MATTERS
2005 STOCKHOLDER PROPOSALS
AUDIT COMMITTEE CHARTER
YOUNG BROADCASTING INC.

YOUNG BROADCASTING INC. 2004 EQUITY INCENTIVE PLAN
Article 1. Effective Date, Objectives and Duration
Article 2. Definitions
Article 3. Administration
Article 4. Shares Subject to the Plan, Maximum Awards, and 162(m) Compliance
Article 5. Eligibility and General Conditions of Awards
Article 6. Stock Options
Article 7. Stock Appreciation Rights
Article 8. Restricted Shares
Article 9. Performance Units and Performance Shares
Article 10. Deferred Stock
Article 11. Dividend Equivalents
Article 12. Other Stock-Based Awards
Article 13. Annual Incentive Awards
Article 14. Amendment, Modification, and Termination
Article 15. Withholding
Article 16. Additional Provisions

YOUNG BROADCASTING INC. NON-EMPLOYEE DIRECTORS 2003 DEFERRED STOCK UNIT PLAN
ARTICLE 1. EFFECTIVE DATE, OBJECTIVES AND DURATION
ARTICLE 2. DEFINITIONS
ARTICLE 3. ADMINISTRATION
ARTICLE 4. SHARES SUBJECT TO THE PLAN
ARTICLE 5. ELIGIBILITY AND GENERAL CONDITIONS OF AWARDS
ARTICLE 6. DEFERRED STOCK UNITS
ARTICLE 7. AMENDMENT, MODIFICATION, AND TERMINATION
ARTICLE 8. ADDITIONAL PROVISIONS
YOUNG BROADCASTING INC. 599 LEXINGTON AVENUE NEW YORK, NEW YORK 10022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS